UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

BK Technologies Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BK Technologies Corporation

7100 Technology Drive

West Melbourne, Florida 32904

April 24, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 annual meeting of stockholders of BK Technologies Corporation, which we will hold on Wednesday, June 18, 2025, at 9:00 a.m., Eastern Time. The annual meeting will be completely virtual and conducted via live audio webcast. You will be able to attend the annual meeting by first registering at https://web.viewproxy.com/BKTI/2025 by 11:59 p.m., Eastern Time, on June 16, 2025. You will receive a meeting invitation by email with your unique join link along with a password prior to the date of the annual meeting. Stockholders will be able to listen, vote and submit questions during the virtual meeting. As always, we encourage you to vote your shares prior to the annual meeting.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On or about April 28, 2025, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, or E-proxy notice, to our stockholders of record as of the close of business on April 22, 2025. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to vote over the Internet. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement, proxy card and annual report or elect to receive your proxy statement, proxy card and annual report over the Internet.

If you are unable to attend the meeting virtually, it is very important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the virtual annual meeting and vote your shares during the meeting.

We look forward to participating with you at the meeting.

Sincerely,

/s/ Joshua S. Horowitz
Joshua S. Horowitz
Chairman of the Board of Directors

BK TECHNOLOGIES CORPORATION

7100 Technology Drive

West Melbourne, Florida 32904

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2025

To the stockholders of BK Technologies Corporation:

The 2025 annual meeting of stockholders of BK Technologies Corporation will be held on June 18, 2025, at 9:00 a.m., Eastern Time. The annual meeting will be completely virtual and conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the annual meeting by first registering at https://web.viewproxy.com/BKTI/2025 by 11:59 p.m., Eastern Time, on June 16, 2025. You will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. Stockholders will not be able to attend the meeting in person.

The annual meeting will be held for the following purposes:

1.	To elect seven directors named in the proxy statement to our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers (so-called, “say-on-pay”);

4.	To approve the BK Technologies Corporation 2025 Incentive Compensation Plan;

5.	To approve the BK Technologies Corporation Employee Stock Purchase Plan; and

6.	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on April 22, 2025, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote.

Whether or not you plan to attend the meeting virtually, please vote your shares over the Internet, as described in the Notice of Internet Availability of Proxy Materials or proxy card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the virtual annual meeting and vote your shares during the meeting.

All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

/s/ Scott A Malmanger
Scott A. Malmanger, Secretary

West Melbourne, Florida

April 24, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on June 18, 2025: Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2024 are available at https://web.viewproxy.com/BKTI/2025.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

BK TECHNOLOGIES CORPORATION

________________________________________________________

2025 ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2025

________________________________________________________

PROXY STATEMENT

________________________________________________________

The Board of Directors (the “Board” or “Board of Directors”) of BK Technologies Corporation, a Nevada corporation (together with its wholly owned subsidiaries, the “Company,” “we,” “our” or “us”), is soliciting your proxy to vote at the 2025 annual meeting of stockholders to be held virtually on the Internet on June 18, 2025, at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof. This proxy statement contains information related to such annual meeting.

We are using the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. On or about April 28, 2025, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to each holder of record of our common stock as of the close of business on April 22, 2025, the record date (the “Record Date”) for the meeting. The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or during the virtual annual meeting. You do not need to attend the virtual annual meeting in order to vote.

________________________________________________________

v

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, we are asking stockholders:

1.	To elect seven directors named in this proxy statement to our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“fiscal 2025”);

3.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers (so-called, “say-on-pay”);

4.	To approve the BK Technologies Corporation 2025 Incentive Compensation Plan;

5.	To approve the BK Technologies Corporation Employee Stock Purchase Plan; and

6.	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to make our proxy materials available to beneficial owners of our common stock electronically over the Internet without having to mail printed copies of the proxy materials. Accordingly, on or about April 28, 2025, we are sending a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this proxy statement and our annual report for the fiscal year ended December 31, 2024 (“fiscal 2024”), on the website referred to in the E-proxy notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the E-proxy notice. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

On or about April 28, 2025, we will also begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the E-proxy notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a copy of this proxy statement, the proxy card and our annual report for fiscal 2024 by mail.

If you receive more than one E-proxy notice, proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting submission instructions you receive for each account to ensure that all your shares are voted.

Who is entitled to notice of, and to vote at, the annual meeting?

You are entitled to notice of the annual meeting and to vote, either during the meeting or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business on the Record Date, which is April 22, 2025. On the Record Date, 3,584,346 shares of our common stock were issued and outstanding and held by 143 holders of record, including Cede & Co., which holds shares on behalf of the beneficial owners of the Company’s common stock. Holders of record of our common stock on the Record Date are entitled to one vote per share at the annual meeting. There is no cumulative voting for election of directors.

Who can attend the annual meeting?

We are holding the annual meeting in a virtual-only meeting format, which we believe facilitates stockholder attendance, participation and cost savings by enabling stockholders to participate fully, and equally, from any location, at no cost. You will not be able to attend the annual meeting at a physical location.

You will be able to attend the annual meeting by first registering at https://web.viewproxy.com/BKTI/2025 by 11:59 p.m., Eastern Time, on June 16, 2025. You will receive a meeting invitation by email with your unique join link along with a password prior to the annual meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting.

Both stockholders of record and stockholders whose shares are held by a broker or other nominee will be able to attend the annual meeting via live audio webcast, submit their questions during the annual meeting and vote their shares electronically at the Annual Meeting.

If you are a stockholder of record, your virtual control number will be on your E-proxy notice or proxy card.

If you hold your shares beneficially through a broker or other nominee, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, will be posted at https://web.viewproxy.com/BKTI/2025. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

What if I need technical assistance accessing or participating in the annual meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 8:45 a.m., Eastern Time, on June 18, 2025, the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

How do I submit a question at the annual meeting?

Stockholders will be able to listen, vote and submit questions during the virtual meeting. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If a stockholder has a question about any matter other than those being acted upon at the annual meeting, such question will be addressed following adjournment of the formal business of the annual meeting. Questions may be ruled as out of order if they are, among other things, derogatory, uncivil, or otherwise inappropriate, irrelevant to our business or to the business of the annual meeting, related to personal grievances or our material nonpublic information, or substantially duplicative of statements already made. In addition, questions may be grouped by topic by our management with a representative question read aloud and answered. Stockholders will be limited to two questions each.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the Record Date is represented either in person (virtually) or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, shares represented in person (virtually) or by proxy and for which the holder has abstained from voting, and broker “non-votes” will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

What are broker “non-votes”?

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the brokerage firm or other nominee did not receive voting instructions from the beneficial owner and does not have authority to vote on that particular proposal. Brokers and other nominees are subject to the rules of the New York Stock Exchange (the “NYSE”). The NYSE rules direct that certain matters submitted to a vote of stockholders are considered “routine” proposals. Brokers or other nominees generally may vote on such proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms or other nominees. For “non-routine” proposals, brokers or other nominees may not vote on such proposals unless they have received voting instructions from the beneficial owner, and, to the extent that they have not received voting instructions, brokers or other nominees report such number of shares as “non-votes.”

Under NYSE rules, the election of directors (Proposal 1), the advisory approval of say-on-pay (Proposal 3), the approval of the 2025 Incentive Compensation Plan (Proposal 4), and the approval of the Employee Stock Purchase Plan (Proposal 5) are considered “non-routine” matters. This means that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. The ratification of the appointment of an independent registered public accounting firm (Proposal 2) is considered a “routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will be authorized to exercise discretionary voting authority to vote your shares on Proposal 2. For beneficial stockholders, if you do not give your broker or other nominee specific instructions, your shares will not be voted on Proposals 1, 3, 4 or 5, but may be voted by the brokerage firm or other nominee on Proposal 2.

The effect of a broker non-vote on each proposal is discussed below. Broker non-votes are counted as present for the purpose of determining a quorum at the annual meeting.

How do I vote?

For Proposal 1, you may either vote “For” or “Withhold” your vote for each of the nominees to the Board. For Proposals 2, 3, 4 and 5 (ratification of the appointment of an independent registered public accounting firm, the advisory approval of say-on-pay, the approval of the 2025 Incentive Compensation Plan, and the approval of the Employee Stock Purchase Plan), you may vote “For” or “Against,” or abstain from voting, on each proposal.

Whether or not you plan to attend the virtual annual meeting, we urge you to vote your shares over the Internet as described in the E-proxy notice or proxy card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Authorizing your proxy over the Internet, by mailing a proxy card or by telephone will not limit your right to attend the virtual annual meeting and vote your shares during the meeting. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you fail to provide instructions on a proxy properly submitted via the Internet, mail or telephone, your proxy will vote, as recommended by the Board, (1) to elect to our Board of Directors the seven director nominees named in this proxy statement; (2) to ratify the appointment of our independent registered public accounting firm for fiscal 2025; (3) to approve, on an advisory, non-binding basis, the compensation of our named executive officers; (4) to approve the 2025 Incentive Compensation Plan; and (5) to approve the Employee Stock Purchase Plan.

If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions on the voting instruction form that the broker or nominee provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the Internet.

Can I change my vote after I have voted?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting, subject to the voting deadlines that are described on the proxy card, voting instruction form or E-proxy notice, as applicable. Only your latest proxy timely received will be counted.

If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date.

●	You may submit a new proxy by telephone or Internet.

●	You may send a timely written notice that you are revoking your proxy to the Corporate Secretary at our principal executive offices.

●	You may attend the annual meeting and vote online during the meeting; however, simply attending the annual meeting will not, by itself, revoke your proxy.

If your shares are held by a broker or other nominee, you should follow the instructions provided by your broker or other nominee.

What are the Board’s recommendations?

The Board unanimously recommends that you vote as follows:

●	“FOR” the election to our Board of each of the seven director nominees named in this proxy statement;

●	“FOR” the ratification of the appointment of our independent registered public accounting firm for fiscal 2025;

●	“FOR” the approval, on an advisory, non-binding basis, of the compensation of our named executive officers;

●	“FOR” the approval of the 2025 Incentive Compensation Plan; and

●	“FOR” the approval of the Employee Stock Purchase Plan.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting.

What vote is required to approve the proposals?

Proposal	Required Vote	Effect of Withhold Votes, Abstentions and Broker Non-Votes
Proposal 1: Election of seven directors	Plurality of the votes cast: the seven nominees that receive the most “FOR” votes will be elected.	Withhold votes and broker non-votes will have no effect on this proposal.
Proposal 2: Ratification of appointment of our independent registered public accounting firm	The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal.

Abstentions and broker non-votes, if any, will have no effect on this proposal. As this is a “routine” proposal, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee generally will have discretion to vote your shares on this proposal.

Proposal 3: Advisory approval of named executive officer compensation	The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 4: Approval of the 2025 Incentive Compensation Plan	The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 5: Approval of the Employee Stock Purchase Plan	The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal.	Abstentions and broker non-votes will have no effect on this proposal.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the annual meeting.

Who pays for the preparation of the proxy and soliciting proxies?

We are making this solicitation of proxies and have paid the entire expense of preparing, printing and mailing the E-proxy notice and, to the extent requested by our stockholders, this proxy statement and any additional materials furnished to stockholders. We have retained Alliance Advisors LLC to assist in the solicitation of proxies for the annual meeting and will pay Alliance Advisors LLC a fee of approximately $18,000, including reimbursement of reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation. It is anticipated that Alliance Advisors LLC will employ approximately 25 persons to solicit stockholders of the Company for the annual meeting. We have also agreed to indemnify Alliance Advisors LLC against certain losses, costs and expenses.  In addition, our directors, officers and employees may solicit proxies from stockholders by telephone, e-mail or other electronic means, or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of the Record Date, by the following individuals or groups:

●	each person who is known by us to own beneficially more than 5% of our common stock;

●	each of our directors;

●	each of our named executive officers identified in the “Summary Executive Compensation Table For 2023-2024” appearing in this proxy statement (the “Named Executive Officers”); and

●	all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options or warrants that are presently exercisable or exercisable within 60 days of the Record Date, as well as shares of common stock issuable within 60 days of the Record Date upon vesting of restricted stock units (“RSUs”), are deemed to be outstanding and beneficially owned by the person holding the stock options, warrants or RSUs, as applicable, for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors and executive officers is c/o BK Technologies Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of the Record Date, we had outstanding 3,584,346 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percent of Class
Beneficial Owners of More Than 5% of Our Common Stock:
AIGH Capital Management, LLC	268,180	(1)	7.5%
Mikhail Stiskin and affiliates	217,331	(2)	6.1%
East West Manufacturing, LLC	212,820	(3)	5.7%
Askeladden Capital Management, LLC	200,295	(4)	5.6%

Directors and Named Executive Officers:
Joshua S. Horowitz, Chairman of the Board	113,110	(5)	3.2%
John M. Suzuki, Chief Executive Officer and Director	91,496	(6)	2.5%
Scott A. Malmanger, Chief Financial Officer	14,302	(7)	*
Branko Avanic, Chief Technology Officer	14,000	(8)	*
R. Joseph Jackson, Director	154,386	(9)	4.3%
Charles T. Lanktree, Director	16,832	(10)	*
Ellen O. O’Hara, Director	813	(11)	*
E. Gray Payne, Director	25,136	(12)	*
Lloyd R. Sams, Director	16,252	(13)	*

All current directors and executive officers as a group (9 persons)	446,327	(14)	12.5%

*Less than 1%

(1)

The amount shown and the following information is derived from a Schedule 13G/A filed with the SEC by AIGH Capital Management, LLC (“AIGH CM”), AIGH Investment Partners, L.L.C. (“AIGH LLC”) and Orin Hirschman on January 23, 2025. According to the Schedule 13G/A, AIGH CM, AIGH LLC and Mr. Hirschman may be deemed to beneficially own, and have sole voting and dispositive power over, 268,180 shares held by AIGH Investment Partners, L.P., WVP Emerging Manger Onshore Fund, LLC – AIGH Series, and AIGH LLC. AIGH CM is an advisor or sub-advisor of AIGH Investment Partners, L.P. and WVP Emerging Manger Onshore Fund, LLC – AIGH Series. Mr. Hirschman is the managing member of AIGH CM and president of AIGH LLC. The principal business address of AIGH CM, AIGH LLC, and Mr. Hirschman is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

(2)

The amount shown and the following information is derived from a Schedule 13G filed with the SEC by Hilve Holdings Limited, Valdor Global DMCC, and Mikhail Stiskin on March 10, 2025. According to the Schedule 13G, Hilve Holdings Limited directly holds 185,000 shares of common stock and Valdor Global DMCC directly holds 32,331 shares of common stock. Mikhail Stiskin, as the sole stockholder of Hilve Holdings Limited and Valdor Global DMCC, may be deemed the beneficial owner of 217,331 shares of common stock held by Hilve Holdings Limited and Valdor Global DMCC. The principal business address of Hilve Holdings Ltd. Is Spyrou Araouzou, 25, Beregaria 25, 5th Floor, Office 2, 3036, Limassol, Republic of Cyprus. The principal business address of Valdor Global DMCC is Unit No: 1389, DMCC Business Centre, Level No 1, Jewellery & Gemplex 3, Dubai, United Arab Emirates. The principal business address of Mikhail Stiskin is Onisilou, 8A, Rita Court 1, Block B, Flat/Office 208, Agios Tychonas, 4532, Limassol, Republic of Cyprus.

(3)

East West Manufacturing, LLC (“East West”) owns 77,520 shares and a five-year warrant to purchase up to 135,300 shares at an exercise price per share of $15.00. East West’s principal business address is 4170 Ashford Dunwoody Road, Suite 560, Atlanta, Georgia 30319.

(4)

The amount shown and the following information is derived from a Schedule 13G/A filed with the SEC by Askeladden Capital Management, LLC (“ACM”) and Samir Patel on February 14, 2025. According to the Schedule 13G/A, ACM and Mr. Patel may be deemed to beneficially own, and have shared voting and dispositive power over, 200,295 shares owned by separately managed accounts on behalf of investment advisory clients of ACM. As the investment adviser to such accounts, ACM may be deemed to beneficially own the securities covered by the Schedule 13G. Mr. Patel is the member of, and may be deemed to beneficially own securities owned by, ACM. ACM and Mr. Patel disclaim beneficial ownership of these shares. The principal business address of ACM and Mr. Patel is 1452 Hughes Road, Suite 200 #582, Grapevine, Texas 76051.

(5)

Includes 23,110 shares owned by Mr. Horowitz and 90,000 shares owned by Palm Global Small Cap Master Fund LP (“Palm Global”). Palm Management (US) LLC, as the investment manager of Palm Global, may be deemed to be a beneficial owner of the shares of common stock disclosed as directly owned by Palm Global. Due to his positions as a portfolio manager and special limited partner of Palm Global and as an employee of Palm Management (US) LLC, Mr. Horowitz may be deemed to be a beneficial owner of the shares of common stock disclosed as directly owned by Palm Global. Palm Management (US) LLC and Mr. Horowitz expressly disclaim such beneficial ownership except to the extent of their pecuniary interest therein.

(6)	Includes 45,896 shares and options to purchase 45,600 shares of our common stock presently exercisable or exercisable within 60 days of the Record Date owned by Mr. Suzuki.

(7)	Includes 8,302 shares and options to purchase 6,000 shares of our common stock presently exercisable or exercisable within 60 days of the Record Date owned by Mr. Malmanger.

(8)	Includes options to purchase 14,000 shares of our common stock presently exercisable or exercisable within 60 days of the Record Date owned by Dr. Avanic.

(9)

Includes 15,203 shares owned by Mr. Jackson, 4,000 shares owned by Robert Joseph Jackson SEP-IRA and 135,183 shares owned by Metrolina Capital Investors, LLC (“Metrolina Capital”). Because Mr. Jackson currently serves as the Managing Partner of Metrolina Capital, Mr. Jackson is deemed to beneficially own the shares disclosed as beneficially owned by Metrolina Capital. Mr. Jackson expressly disclaims beneficial ownership of these shares.

(10)	Includes 16,832 shares owned by Mr. Lanktree.

(11)	Includes 813 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of the Record Date owned by Ms. O’Hara.

(12)	Includes 25,136 shares owned by General Payne.

(13)	Includes 16,252 shares owned by Mr. Sams.

(14)

Includes 379,914 shares of common stock; 65,600 shares of common stock underlying stock options that are exercisable within 60 days of the Record Date; and 813 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of the Record Date.

Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at any subsequent date result in a change in control of our Company.

PROPOSAL 1: ELECTION OF DIRECTORS

General

At the annual meeting, seven nominees will be elected as directors. Our Board of Directors currently consists of seven members, all of whom are standing for re-election at the annual meeting.

Our Board of Directors, based on the recommendation of the Nominating and Governance Committee, nominated all seven of our current directors, Joshua S. Horowitz, R. Joseph Jackson, Charles T. Lanktree, Ellen O. O’Hara, E. Gray Payne, Lloyd R. Sams and John M. Suzuki, to stand for re-election at the annual meeting.

We expect each nominee for director to be able to serve if elected.  If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our Board of Directors chooses to reduce the number of directors serving on the Board.

The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the Board of Directors, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. When analyzing whether directors and nominees have the desired experience, qualifications, attributes and skills, individually and taken as a whole, the Nominating and Governance Committee and the Board of Directors focus on the information as summarized in each director’s individual biography, as set forth below. In particular, the Board selected Mr. Horowitz, the current Chairman of the Board, to serve as a director because of his extensive background in corporate governance, capital markets transactions, investment analysis and investor communications, including his executive management experience with Palm Management (US) LLC and experience as a director of several public companies. Mr. Horowitz also brings his more than 20 years of investing experience and significant strategic, consensus-building and management skills to the Company, as well as the perspective of one of our significant stockholders. Mr. Jackson provides extensive experience in the accounting and finance field and the experience of serving on the boards of directors of a number of other organizations. Mr. Lanktree brings extensive operational and leadership experience, wireless communications industry experience and public company experience to the Board, including experience as a Chief Executive Officer. Ms. O’Hara has extensive strategic, operational and executive leadership in the land mobile radio industry. General E. Gray Payne brings extensive strategic, operational and leadership experience and valuable insight into the military sector, having over 40 years of military operational and strategic expertise. Mr. Sams offers valuable insights obtained through his extensive experience in the private equity and banking industries, as well as his background and experience originating, underwriting, structuring, and ultimately exiting debt and equity transactions. Mr. Suzuki brings extensive experience in the land mobile radio industry and executive leadership in the industry.

Recommendation of the Board

Our Board of Directors unanimously recommends that stockholders vote “FOR” the election of the seven nominees named in this proxy statement as directors.

Nominees for Election as Directors

The following table sets forth the nominees to be elected at the annual meeting, the year each nominee was first elected or appointed as a director and each nominee’s age as of the Record Date:

Name	Age	Year First Elected or Appointed	Position
Joshua S. Horowitz	47	2023	Chairman of the Board
R. Joseph Jackson	59	2021	Director
Charles T. Lanktree	75	2017	Director
Ellen O. O’Hara	75	2024	Director
E. Gray Payne	77	2017	Director
Lloyd R. Sams	68	2022	Director
John M. Suzuki	61	2021	Director, Chief Executive Officer and President

The business experience of each nominee for director is set forth below as of the Record Date.

Joshua S. Horowitz is a professional investor with over 22 years of investing experience. Since January 2012, he has served as a portfolio manager and Managing Director at various Palm entities, first with Palm Ventures LLC and currently with Palm Management (US) LLC, where he manages the Palm Global Small Cap Master Fund. He was formerly Director of Research at Berggruen Holdings, a multi-billion-dollar family office, and was a research analyst at Crossway Partners LP, a value strategy investment partnership. In addition to his experience in the financial industry, Mr. Horowitz brings extensive public company board experience. Earlier in his career, he served as a director of The Lincoln General Insurance Company (private) from October 2011 to November 2015, 1347 Capital Corp. (then Nasdaq: TFSC) from July 2014 to July 2016, and 1347 Property Insurance Holdings, Inc. (then Nasdaq: PIH) from April 2015 to April 2018. He served as both a director, and ultimately, Interim Chairman of the Board of Directors of Birner Dental Management Services, Inc. (then OTC: BDMS) from December 2017 until the Company’s sale to Mid Atlantic Dental Partners in January 2019. At the time of his service, Birner was the only publicly traded dental service organization in the country with 67 offices and over 500 employees.  He also has served as a director of Limbach Holdings, Inc. (Nasdaq: LMB), a building systems solution firm, since March 2020, and as Chairman of Limbach since June 2024; as a director of Barnwell Industries, Inc. (NYSE American: BRN), a holding company with diverse investments in oil and gas assets, since February 2023; as a director of NeuroMetrix, Inc. (Nasdaq: NURO), a commercial stage healthcare company that develops and commercializes neurotechnology devices to address needs in the chronic pain and diabetes markets, since April 2024; and as a director of Kingsway Financial Services Inc. (NYSE: KFS), a holding company that owns or controls subsidiaries primarily in the business services and extended warranty industries, since March 2025. Mr. Horowitz was formerly an adviser to our Board of Directors, advising the Company on capital markets and M&A strategy matters from November 2021 to December 2023. Mr. Horowitz holds a B.S. in Management from Binghamton University and studied at the Bath School of Management in the United Kingdom. He also earned a NACD CERT Certificate in Cyber-Risk Oversight, issued by Carnegie Mellon University.

R. Joseph Jackson currently serves as the Managing Partner of Metrolina Capital, a firm that is in the business of providing private lending, structured equity and making real estate investments. Mr. Jackson founded Metrolina Capital, which is the evolution of various Metrolina entities that started in 1996, and has served as Managing Partner since its inception. His background and experience include commercial real estate investments, private lending, structured equity, analytics, development and consulting. Mr. Jackson completed his Bachelor of Arts degree in Economics and a Master of Business Administration degree from the University of North Carolina at Charlotte.  He has been a licensed Real Estate Broker since 1984 (NC Broker #93412/SC Broker #59906) and has been a State Certified General Real Estate Appraiser since 1990 (NC #A3241/SC #CG1838). Mr. Jackson earned the MAI (#41604) membership designation from the Appraisal Institute, which is held by professionals who can provide a wide range of services relating to all types of real property, such as providing opinions of value, evaluations, reviews and consulting regarding investment decisions. He also holds the CCIM (Certified Commercial Investment Member) designation, a globally recognized designation with members across North America and in more than 30 countries. His CCIM designation number is #19213. In addition, Mr. Jackson also holds an MRICS (#6208909) designation. The Royal Institution of Chartered Surveyors (RICS) is a professional body promoting and enforcing the highest international standards in the valuation, management and development of land, real estate, construction and infrastructure. Mr. Jackson currently serves on the following boards: Patriot Foundation, a non-profit providing educational scholarships to military families; Carolina Business Capital, a regional Small Business Administration Certified Development Corporation, for over 23 years and has served as board chair for the last eight years; Camino Community Center, a non-profit organization serving the Latino community; and the investment committee of Charlotte Fund 1, a Charlotte NC based venture capital fund.  He previously served on the boards of Community First Bancorporation and Community First Bank.   He also previously served as board chair of SeaTrust Mortgage, a subsidiary of Community First Bancorporation which was sold to Primis Bank in 2022 and also as an investment manager for a private REIT.

Charles T. Lanktree served as Chief Executive Officer of Eggland’s Best, LLC, a joint venture between Eggland’s Best, Inc. and Land O’Lakes, Inc. distributing nationally branded eggs from 2012 when it was formed until December 31, 2022.  He also served as its President from 2012 to 2018. He served as President and Chief Executive Officer of Eggland’s Best, Inc., a franchise-driven consumer egg business, from 1997 to 2022, where he previously served as the President and Chief Operating Officer from 1995 to 1996 and Executive Vice President and Chief Operating Officer from 1990 to 1994. Mr. Lanktree served on the board of directors of FG Group Holdings, Inc. (then NYSE American: FGH), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, from May 2015 through its merger transaction with Fundamental Global Inc. (Nasdaq: FGF) in February 2024. Mr. Lanktree also served on the board of directors of Eggland’s Best, Inc. from 1990 through 2022. He also served on the boards of many of Eggland’s Best’s affiliates through that time period. From 2010 to 2013, he served on the board of directors of Eurofresh Foods, Inc., a privately-held company, and, from 2004 to 2013, he was on the board of directors of Nature’s Harmony Foods, Inc. Prior to joining Eggland’s Best, Inc., Mr. Lanktree served as the President and Chief Executive Officer of American Mobile Communications, Inc. from 1987 to 1990 and as the President and Chief Operating Officer of Precision Target Marketing, Inc., from 1985 to 1987. From 1976 to 1985, he held various executive-level marketing positions with The Grand Union Company, BeechNut/Nestle, and Unilever. Mr. Lanktree received an MBA from the University of Notre Dame and a B.S. in Food Marketing from St. Joseph’s University. He also served in the U.S. Army and U.S. Army Reserves from 1971 to 1977.

Ellen O. O’Hara has spent most of her career in the wireless telecommunications industry. She retired in April 2021 from her positions serving on the boards of Zetron, Inc., a provider of communications technology and services, and EFJohnson Technologies, Inc., a two-way radio manufacturer. In addition to her board positions, Ellen concurrently served as Senior Strategy Advisor to JVCKENWOOD, a multinational electronics company, and as Chair of the Industry Council for Emergency Response Technologies (iCERT), an industry trade association focused exclusively on emergency response technologies and related equipment, systems and services, from 2016 to 2021. From 2009 through March 2016, Ms. O’Hara was the President and CEO of Zetron, which is headquartered in Redmond, Washington.  Prior to Zetron, Ms. O’Hara served as president and chief operating officer for EFJohnson in Irving, Texas from 2005 to 2008 and held executive management positions at Motorola Solutions from 1992 to 2005 and product management positions at GE’s Mobile Communications Division from 1980 to 1992. Ms. O’Hara began her career in administrative and organization development roles at the Massachusetts Institute of Technology from 1973 to 1978.  In addition to her role as Chair of iCERT, Ms. O’Hara was JVCKENWOOD’s management representative to the Public Safety Technology Alliance. Past industry board activities include the Washington Technology Industry Association, the International Technology Association, the FCC Coordinating Committee and the American SMR Network Association. In 2021, Ms. O’Hara was awarded the Vivian Carr Award for her contributions as a woman in the wireless industry by the Radio Club of America. She has also served on the board of a charity for affordable housing in the Seattle area and on the vestry of her church.  Ms. O’Hara holds an MBA with high distinction (Baker Scholar) from the Harvard Graduate School of Business and a B.A. in European history with distinction from Mount Holyoke College in South Hadley, Massachusetts.

E. Gray Payne served as Senior Vice President of The Columbia Group (“TCG”) from September 2010 to September 2017, where he was responsible for managing the Marine Corps and Navy Programs Divisions. TCG is a federal consulting firm working with the Department of Defense, the Department of Homeland Security, the National Oceanic and Atmospheric Administration, and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. His three commands as a General Officer included the Marine Corps Mobilization Command, the Marine Corps Logistics Command and the 4th Marine Logistics Group. In his last tour with the Marine Corps, he served as Assistant Deputy Commandant for Facilities, where he was responsible for 28 installations and an annual budget exceeding $5.5 billion. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer of companies ranging in size from $2.5 million to $100 million. General Payne currently serves on the board of directors of VetCV (since December 2017), and National Wildlife Refuge Association (since June 2018). General Payne served on the board of directors of FG Financial Group, Inc. (Nasdaq: FGF), a publicly traded reinsurance and financial services company, from May 2018 through its merger with FG Group Holdings Inc. in February 2024. He is a prior chairman of the board of the Marine Corps Association and Foundation and served on the Advisory Council of Marstel-Day, LLC. He received a B.S. in Economics from North Carolina State University and a M.S. in Strategic Studies from U.S. Army War College. A member of the National Association of Corporate Directors, he has also earned the Professional Director designation from the American College of Corporate Directors.

Lloyd R. Sams served as a Managing Principal of BIA Digital Partners, a private equity group that was focused on investments in the media, telecommunications, business services and information segments, as well as on numerous boards, from 2000 to 2019. From 2020 to 2021, Mr. Sams was a Director of Aceyus Inc., a private software company. From 2018 to 2019, he was the President of Every Income Holdings, LLC, a financial services holding company. Mr. Sams was Managing Director of MoonSail Capital, a private equity group, from 2017 to 2018. From 2013 through 2015, he was a Managing Director and Head of Lower Middle Market Investing at Business Development Corporation of America, a non-traded BDC headquartered in New York. Previously, Mr. Sams had an 18-year banking career, principally with First Union (now Wells Fargo) and First Chicago (now J.P. Morgan) where he specialized in communications services. Mr. Sams received his B.S. in Business Administration from Washington and Lee University and an MBA from the University of North Carolina at Chapel Hill.

John M. Suzuki has served as Chief Executive Officer and a director of the Company since July 2021 and as President since October 2023. From May 2019 until accepting the position of Chief Executive Officer of the Company, Mr. Suzuki served as Chief Strategy Officer of Imperium Leadership, where he oversaw the development and growth of the business. From May 2015 through May 2019, he served as President and CEO of EFJohnson Technologies, a two-way radio manufacturer. From 2011 through 2015, Mr. Suzuki served in a variety of leadership positions, including as Senior Vice President of Sales for AVTEC Incorporated, and Vice President of Sales and Marketing for 3E Technologies International, a subsidiary of UltraElectronics. From 2004 through 2011, Mr. Suzuki served as Senior Vice President, Sales of EFJohnson Technologies. Mr. Suzuki has a broad background in general management, strategy, product development, sales, marketing, supply chain, operations and engineering, and mergers and acquisitions. He is a strategic thinker with extensive experience in developing and growing new business opportunities. Mr. Suzuki holds a bachelor’s degree in electrical engineering from the University of Ottawa and an MBA from Duke University.

CORPORATE GOVERNANCE

The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The Board of Directors, which is elected by the stockholders, is our ultimate decision-making body, except with respect to those matters reserved to our stockholders. The Board selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management and ultimately monitors its performance.

Board of Directors Independence

The NYSE American corporate governance listing standards provide that the Company, as a smaller reporting company, may have a board of directors consisting of at least fifty percent (50%) independent directors. Our Board of Directors reviews the relationships that each director and any director nominee has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the NYSE American corporate governance listing standards and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The Board of Directors reviews a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our Board members are directors or executive officers. The Board of Directors reviewed the various factors described above and, pursuant to such evaluation, the Board of Directors determined that Mr. Jackson, Mr. Lanktree, Ms. O’Hara, General Payne and Mr. Sams were “independent” directors within the independence requirements of the NYSE American corporate governance listing standards and all applicable rules and regulations of the SEC. All members of the standing Board committees during 2024 were, and all current members of the standing Board committees are, independent for the purpose of the committees on which they served or serve.

Independent members of our Board of Directors meet in executive session without the presence of non-independent directors and management and are scheduled to do so at least once per year.

Stockholder Engagement and Communications

We believe that strong corporate governance includes stockholder engagement, and we seek to engage with stockholders on a variety of topics, including on executive compensation, throughout the year to ensure that we are addressing questions and concerns. Our management team, including our Chief Executive Officer and Chief Financial Officer, regularly engage in meaningful dialogue with our stockholders through quarterly earnings calls. In addition, one of our directors, with their affiliates, is one of our largest stockholders, and he provides valuable insight from such perspective. Stockholder feedback is reviewed and considered by the Board and applicable committees and is reflected in adjustments to policies and practices.

Our Board of Directors believes that it is important for our stockholders and other interested parties to have a process to send communications to the Board. Accordingly, stockholders and other interested parties desiring to send a communication to the Board of Directors or to a specific director may do so by delivering a letter to our Corporate Secretary at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication” (or “interested party-board communication” or “interested party-director communication,” as appropriate). All such letters must identify the author as the stockholder or interested party and clearly state whether the intended recipients of the letter are all members of our Board of Directors or certain specified individual directors. The secretary will open such communications and make copies, and then circulate them to the appropriate director or directors and such other individuals in accordance with our corporate governance policies.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

While we encourage all members of our Board of Directors to attend our annual stockholders’ meetings, there is no formal policy as to their attendance at annual stockholders’ meetings. All of our then-serving directors serving attended the 2024 annual stockholders’ meeting.

Codes of Ethics

Our Board of Directors has adopted the Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and the Code of Ethics for the CEO and Senior Financial Officers (the “Code of Ethics”) containing additional specific policies. The Code of Conduct and the Code of Ethics are posted on our Internet website at www.bktechnologies.com/investor-relations and are available free of charge, upon request to Corporate Secretary, 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414.

Any amendment to, or waiver from, a provision of the Code of Conduct or Code of Ethics applicable to our directors and executive officers will be disclosed in a current report on Form 8-K within four business days following the date of the amendment or waiver, unless the rules of the NYSE American then permit website posting of such amendments and waivers, in which case we would post such disclosures on our Internet website.

Insider Trading Policies and Procedures

The Board has adopted an insider trading policy (the “Insider Trading Policy”) that applies to all directors, officers and employees of the Company and its subsidiaries, as well as certain other designated persons, and provides guidelines with respect to transactions in the Company’s securities and the handling of confidential information about the Company and the companies with which the Company engages in transactions or does business, and promotes compliance with the securities laws. Among other things, the Insider Trading Policy prohibits directors, officers and employees of the Company and its subsidiaries from the following: (i) engaging in transactions in Company securities on material nonpublic information, subject to certain exceptions; (ii) disclosing material nonpublic information to other parties; and (iii) engaging in transactions in securities based on material nonpublic information about other companies with which the Company does business or is involved in a potential transaction or business relationship with the Company. The Insider Trading Policy also prohibits our officers, other employees and directors from hedging or pledging our securities and from engaging in short sales of our securities. Certain covered persons, including our directors and officers, are subject to blackout periods during which they are restricted from transacting in our securities and are required to receive approval from the Chief Financial Officer prior to engaging in transactions in our securities. The Insider Trading Policy also sets forth mandatory guidelines that apply to directors, officers and employees of the Company and its subsidiaries who adopt Rule 10b5-1 plans for transactions in Company securities, which are intended to ensure compliance with Rule 10b5-1. For additional information, see the Insider Trading Policy, which was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

It is also the policy of the Company that the Company will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material nonpublic information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past 10 years.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Meetings and Committees of the Board of Directors

The Board of Directors held thirteen meetings during 2024, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors held during the period for which such individual was a director and the total number of meetings held by all committees of the Board of Directors on which such director served during the periods that the director was a member of that committee.

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee.  The Board of Directors may from time to time establish other committees; for example, the Board has established the Strategic M&A Committee. Each of these committees has a written charter, which is available at our website at www.bktechnologies.com/investor-relations.

As of the Record Date, the members of the committees of the Board of Directors were as follows:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Strategic M&A Committee
Joshua S. Horowitz(1)				X
R. Joseph Jackson	X	Chair
Charles T. Lanktree	X	X
Ellen O. O’Hara				Chair
E. Gray Payne	Chair		X
Lloyd R. Sams		X	Chair
John M. Suzuki				X

(1)           Chairman of the Board.

Audit Committee. The Audit Committee Charter requires that the Audit Committee consist of two or more members of the Board of Directors, each of whom are independent, as defined by the corporate governance listing standards of the NYSE American. The Board of Directors has determined that each member of the Audit Committee is, and was during 2024, independent, as defined by Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the corporate governance listing standards of the NYSE American. The Board of Directors also has determined that General Payne is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee has oversight responsibility for the quality and integrity of our consolidated financial statements and is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The committee meets privately with members of our independent registered public accounting firm, which has unrestricted access and reports directly to the committee, and annually reviews their performance and independence from management in deciding whether to continue to retain the accounting firm or engage a different accounting firm. The Audit Committee also evaluates the lead partner designated by the independent auditor. As required by the SEC’s rules, the committee is directly involved in the review and selection of the audit partners serving on the auditor’s engagement team during mandated five-year partner rotations. The Audit Committee also oversees audit fee negotiations associated with our retention of the independent auditor and has the sole authority to approve such fees. The Audit Committee met five times during 2024. The primary functions of the Audit Committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; (iii) the independent audit process; and (iv) compliance with our Code of Conduct and Code of Ethics, as well as conflicts of interest and related party transactions. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Rules 10A-3(b)(2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting firms, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors and (d) funding. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee Charter.

Compensation Committee. All members of the Compensation Committee are, and were during fiscal 2024, independent under the corporate governance listing standards of the NYSE American and applicable SEC rules and regulations. The functions performed by the Compensation Committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans and programs. The Compensation Committee makes all final compensation decisions for our executive officers, including equity grants. The Compensation Committee reviews the performance of our executive officers, including the principal executive officer. Our principal executive officer annually reviews the performance of each of our executive officers and other officers and makes recommendations regarding our executive officers and other officers and managers to the Compensation Committee for its consideration and approval. The Compensation Committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. In performing its functions, the Compensation Committee may retain and terminate outside counsel, compensation and benefits consultants or other experts. The Compensation Committee met three times during 2024.

Nominating and Governance Committee. All members of the Nominating and Governance Committee are, and were during fiscal 2024, independent under the corporate governance listing standards of the NYSE American. The Nominating and Governance Committee met one time during 2024. The functions of the Nominating and Governance Committee include determining and recommending to the Board of Directors the slate of director nominees for election to the Board of Directors at each annual stockholders’ meeting and identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings. In addition, the Nominating and Governance Committee reviews, evaluates and recommends changes to our corporate governance policies and monitors our compliance with these corporate policies.

Strategic M&A Committee. The Strategic M&A Committee was established by the Board in July 2024. The Board of Directors believes it is in the Company’s best interest to have a separate committee dedicated to strategic mergers and acquisitions to devote time and energy on strategic long-term business alternatives. The functions of the Strategic M&A Committee include determining and recommending to the Board of Directors various business development and growth opportunities as they progress. The Strategic M&A Committee met two times during 2024.

Board Leadership and Board’s Role in Risk Oversight

We currently have a separate Chairman of the Board and Principal Executive Officer (our Chief Executive Officer). Our Board of Directors believes this Board leadership structure is the appropriate leadership structure for the Company and our stockholders at this time. The Board believes it is in the Company’s best interest to have a separate Chairman of the Board and Principal Executive Officer so that the Principal Executive Officer can devote his time and energy on the day-to-day management of the business, while the Chairman of the Board can focus on providing advice and oversight of management. Because our Chairman is appointed annually by our non-management directors, such directors are able to evaluate the leadership and performance of our Chairman each year. The Board does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the Board’s leadership structure from time to time.

The Board of Directors has not named a lead independent director, as it receives strong leadership from all its members. Our Board committees consist of only independent members, and our independent directors meet at least annually in executive session without the presence of non-independent directors and management. In addition, our directors take active and substantial roles in the activities of our Board of Directors at the full Board meetings. Our Board believes that this open structure, as compared to a system in which there is a designated lead independent director, facilitates a greater sense of responsibility among our directors and enables active and effective oversight by the independent directors of the Company’s operations and strategic initiatives, including any risks.

Our Board of Directors, both as a whole and through its committees, has an advisory role in the Company’s risk management process. The Board of Directors does not have a standing risk management committee. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. In particular, the Board is responsible for monitoring and assessing strategic and operational risk exposure, which may include financial, legal and regulatory, human capital, environmental, information technology, security and reputational risks. Our management team maintains primary responsibility for the Company’s risk management, and the Board and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls and our historically conservative practices when assessing the Company’s risks. The Audit Committee considers and discusses financial risk exposures, and the steps management has taken to monitor and control these exposures, and also provides oversight of the performance of the internal audit function. The Nominating and Governance Committee monitors the effectiveness of our corporate governance policies and the selection of prospective Board members and their qualifications, as well as sustainability and corporate responsibility-related risks. The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. In addition, the Compensation Committee reviews and monitors matters related to human capital management, including management of human capital risks. Each committee must report findings regarding material risk exposures to the Board as quickly as possible. The Board believes that its role in risk oversight does not affect the Board’s leadership structure.

Like all businesses, we also face threats to the Company’s cybersecurity, as the Company is reliant upon information systems and the Internet to conduct its business activities. In light of the pervasive and increasing threat from cyberattacks, the Board and the Audit Committee, with input from management, assess the Company’s cybersecurity threats and the measures implemented by the Company to mitigate and prevent cyberattacks. Our Board of Directors has ultimate oversight of cybersecurity risk, including risks relating to artificial intelligence, which it manages as part of our enterprise risk management program. The Board of Directors is assisted by the Audit Committee, which regularly reviews our cybersecurity program with management and reports to the Board of Directors. Cybersecurity reviews by the Audit Committee or the Board of Directors generally occur at least twice annually, or more frequently as determined to be necessary or advisable.

Director Nomination Process

In accordance with the Nominating and Governance Committee’s written charter, the Nominating and Governance Committee has established policies and procedures for the nomination of qualified director candidates to the Board of Directors. The committee determines the required selection criteria and qualifications of director candidates based upon our needs at the time director candidates are considered. Minimum qualifications for director candidates are set forth in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates” and include threshold criteria, such as integrity, absence of conflicts of interest that would materially impair a director’s ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director to the Company and our stockholders, ability to represent fairly and equally all stockholders, demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors, sound judgment, as a result of management or policy-making experience, that demonstrates an ability to function effectively in an oversight role, general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company and adequate time to serve on the Board and committees. As noted in the Nominating and Governance Committee’s “Policy Regarding Minimum Qualifications of Director Candidates” the committee, as one of its considerations, may consider the extent to which the membership of the candidate on the Board will promote an appropriate diversity on the Board of professional background, experience, expertise, perspective, and personal attributes. The committee also considers the overall composition of the Board and its committees, compliance with the NYSE American listing standards and the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time and other relevant circumstances.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the Board of Directors, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure.

The Nominating and Governance Committee has adopted procedures consistent with the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, who the committee believes continue to make important contributions to the Board and who consent to continue their service on the Board. These procedures are set forth in the committee’s “Procedures for Identifying and Evaluating Director Candidates” policy. When evaluating the qualifications and performance of the incumbent directors that desire to continue their service on our Board, the committee will (i) consider whether the director continues to satisfy the minimum qualifications for director candidates adopted by the committee, (ii) review the assessments of the performance of the director during the preceding term made by the committee, and (iii) determine whether there exist any special, countervailing considerations against re-nomination of the director. When there is no qualified and available incumbent, the committee will also solicit recommendations for nominees from persons that the committee believes are likely to be familiar with qualified candidates. These persons may include members of our Board of Directors and management of the Company. The committee may also determine to engage a professional search firm to assist in identifying candidates. As to each recommended candidate that the committee believes merits consideration, the committee will consider, among other things, whether the candidate possesses any of the specific qualities or skills that, under the committee’s policies, must be possessed by one or more members of the Board and the contribution that the candidate can be expected to make to the overall functioning of the Board.

The Nominating and Governance Committee has adopted a policy with regard to the consideration of director candidates submitted by stockholders. This policy is set forth in the committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders.” The committee will only consider director candidates submitted by stockholders who satisfy the minimum qualifications prescribed by the committee for director candidates, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.

In accordance with this policy, the Nominating and Governance Committee will consider director candidates recommended by stockholders only where the committee has determined to not re-nominate an incumbent director. In addition, the committee will not consider any recommendation by a stockholder or an affiliated group of stockholders unless such stockholder or group of stockholders has owned at least five percent (5%) of our common stock for at least one year as of the date the recommendation is made. Pursuant to the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations,” any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the Nominating and Governance Committee generally must ensure that it is received by the Company no later than 120 days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the annual meeting of stockholders for the current year. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the Nominating and Governance Committee for the 2026 annual meeting of stockholders is required to do so prior to December 25, 2025.

Any such eligible stockholder (or affiliated group of stockholders) is required to submit complete information about itself and the recommended director candidate as specified in the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations” policy and as set forth in the advance notice provisions in our bylaws. Such information must include, among other things, (i) the number of our common shares beneficially owned by the recommending stockholder and the length of time such shares have been held, (ii) the name, age and experience of the director candidate, (iii) whether the director candidate owns any of our securities, (iv) whether the director candidate has a direct or indirect material interest in any transaction in which we are a participant, (v) a description of all relationships between the director candidate and the recommending stockholder, and (vi) a statement setting forth the director candidate’s qualifications. Submissions should be addressed to the Nominating and Governance Committee care of our Corporate Secretary at our principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mail submissions will not be considered.

Copies of the policies of the Nominating and Governance Committee are available on our website at www.bktechnologies.com/investor-relations.

The Nominating and Governance Committee evaluated incumbent directors General Payne, Messrs. Horowitz, Jackson, Lanktree, Sams and Suzuki, and Ms. O’Hara, and recommended their nomination to the Board of Directors. The Board, in turn, nominated these seven persons for election as directors at the annual meeting.

DIRECTOR COMPENSATION

On February 6, 2024, the Board, upon the recommendation of the Compensation Committee, adopted a new director compensation program for all non-employee directors, effective as of January 1, 2024. Under the program, each non-employee director received no additional compensation for serving as Chairman or chairing or serving on committees. Each director received an annual retainer fee of $30,000 in cash, payable in two quarterly installments for the third and fourth quarters of 2024. Each non-employee director also received an annual grant of RSUs with a value of $90,000 pursuant to the Company’s equity incentive plan. Each RSU represented a contingent right to receive one share of our common stock. The RSUs vest in three equal annual installments, beginning with the first anniversary of the grant date, subject to the recipient’s continued service as a director of the Company through such date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board of Directors for election by stockholders, other than for good reason, as determined by the Board in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company. Pursuant to the plan, Messrs. Horowitz, Jackson, Lanktree, Payne and Sams were each granted 7,335 RSUs in February 2024, and Ms. O’Hara was granted a pro-rated amount of 2,440 RSUs in June 2024.

On January 16, 2025, the Compensation Committee approved a new director compensation program for all non-employee directors for fiscal 2025. Under the program, each non-employee director receives an annual cash retainer fee of $90,000, payable in quarterly installments. Directors receive no additional compensation for serving as Chairman or chairing or serving on committees. Each non-employee director also received a grant of stock options with a value of $35,000. In January 2025, Messrs. Horowitz, Jackson, Lanktree, Payne and Sams and Ms. O’Hara were each granted options to purchase up to 2,238 shares of common stock, with an exercise price of $32.58 per share, which vest and become exercisable in three equal annual installments beginning on January 16, 2026, and expire January 16, 2035.

All non-employee directors are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with their attendance at meetings of the Board and any committee thereof on which they serve. If a non-employee director joins the Board after the grant of RSUs for that year, the non-employee director’s grant of RSUs will be prorated for the portion of the year to be served.

The 2017 Incentive Compensation Plan (the “2017 Plan”) provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

The following table shows the compensation paid to our non-employee directors for fiscal 2024. All compensation earned by Mr. Suzuki during 2024 has been reported in the “Summary Executive Compensation Table for 2023-2024.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Joshua S. Horowitz	30,000	90,000	120,000
R. Joseph Jackson	30,000	90,000	120,000
Charles T. Lanktree	30,000	90,000	120,000
Ellen O. O’Hara	30,000	31,891	61,891
E. Gray Payne	30,000	90,000	120,000
Lloyd R. Sams	30,000	90,000	120,000

______________

(1)         Stock awards represent the aggregate grant date fair value of 7,335 RSUs granted to Messrs. Horowitz, Jackson, Lanktree, Payne and Sams and 2,440 RSUs granted to Ms. O’Hara during 2024. The RSUs were granted pursuant to the 2017 Plan and represent a portion of the compensation payable to our non-employee directors, as described above.

The amounts shown represent the aggregate grant date fair value computed in accordance with FASB Accounting Standards Codification Topic 718 “Compensation—Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 1 (Summary of Significant Accounting Policies) and Note 11 (Share-Based Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2024.

(2)         The aggregate number of option and stock awards outstanding (including unexercised stock options and unvested RSUs) as of December 31, 2024, for each non-employee director was as follows:

Name	Option Awards (#)	Stock Awards (#)
Joshua S. Horowitz	—	7,335 RSUs
R. Joseph Jackson	—	7,335 RSUs
Charles T. Lanktree	—	13,626 RSUs
Ellen O. O’Hara	—	2,440 RSUs
E. Gray Payne	—	9,099 RSUs
Lloyd R. Sams	—	7,335 RSUs

The RSUs outstanding for each director listed above as of December 31, 2024 include the following:

●	7,335 RSUs granted on February 6, 2024 to Messrs. Horowitz, Jackson, Payne and Sams, which will vest in three equal annual installments beginning on February 6, 2025.
●	7,335 RSUs granted on February 6, 2024 to Mr. Lanktree, which will vest in three equal annual installments beginning on February 6, 2029.
●	2,440 RSUs granted on June 20, 2024 to Ms. O’Hara, which will vest in three equal annual installments beginning on June 20, 2025.
●	526 RSUs remaining pursuant to a grant made to Messrs. Lanktree and Payne on August 24, 2020, which will vest on August 24, 2025.
●	1,238 RSUs remaining pursuant to a grant made to Messrs. Lanktree and Payne on August 17, 2021, which will vest in two equal annual installments on August 17, 2025 and August 17, 2026.
●	3,395 RSUs remaining pursuant to a grant made to Mr. Lanktree on August 21, 2023, which will vest in full on August 21, 2026.
●	1,132 RSUs remaining pursuant to a grant made to Mr. Lanktree on December 14, 2023, which will vest in full on December 14, 2026.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with management.

The Audit Committee also has reviewed and discussed with our independent registered public accounting firm, Forvis Mazars, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from Forvis Mazars, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Forvis Mazars, LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors (and the Board approved) that the audited consolidated financial statements for 2024 be included in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission.

This report is provided by the following independent directors, who comprise the Audit Committee:

         E. Gray Payne (Chair)

         R. Joseph Jackson

         Charles T. Lanktree

EXECUTIVE COMPENSATION

Information about our Executive Officers

Set forth below is certain information regarding our executive officers as of the Record Date. Mr. Suzuki’s background is described above under “Proposal 1: Election of Directors.”

Name	Age	Position
John M. Suzuki	61	Chief Executive Officer and President, Director
Scott A. Malmanger	69	Chief Financial Officer and Secretary
Branko Avanic, Ph.D.	64	Chief Technology Officer

Scott A. Malmanger has been our Chief Financial Officer since May 2022 and Secretary since November 2022. From October 2019 to October 2021, he was Chief Financial Officer for OneroRx Inc., an Illinois based group of retail pharmacies.  From May 2017 to April 2019, he was the Chief Financial Officer of iCoreConnect, Inc. (OCT: ICCT), a SaaS provider of electronic medical record software. From November 2015 to May 2017, he served as VP of Finance for Atlantic Tower Services, Inc., a provider of cell phone tower maintenance services.  From May 2010 to February 2015, he was Chief Financial Officer/VP Finance for American K-9 Detection Services, LLC., a provider of canine detection services to the U.S. Department of Defense, Department of State and other government agencies.  He is an analytical strategist skilled in successfully navigating corporations large and small through periods of accelerated growth. Mr. Malmanger is a Certified Public Accountant (Inactive) and also holds a Certified Management Accountant designation. He holds a bachelor’s degree in Mathematics and Business Administration from Pillsbury College and an MBA from the University of Minnesota – Mankato.

Branko Avanic, Ph.D., has been our Chief Technology Officer since October 30, 2019. Dr. Avanic previously served as Senior Vice President of Engineering of BK Technologies, Inc., our wholly-owned subsidiary, since August 13, 2019. Prior to joining the Company, he served in a number of roles at Motorola Solutions, Inc. (NYSE: MSI), including Director, Head Architect – Devices Engineering for several different projects from 2015 through June 2019 and a variety of other roles from 1999 to 2015. Dr. Avanic also serves as President of Ph.D. Research Group Inc. Dr. Avanic has previously served as an adjunct professor at the University of Miami and Florida Atlantic University. He received a B.S., M.S. and Ph.D. in Electrical Engineering from the University of Miami.

Summary Executive Compensation Table For 2023-2024

The following table sets forth the compensation of our named executive officers (sometimes referred to as “NEOs”) for the last two completed fiscal years ended December 31, 2024 and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
John M. Suzuki Chief Executive Officer and President	2024	249,308	—	123,442	1,409,400	—	21,120	1,803,270
	2023	300,879	—	59,621	95,290	—	19,548	475,338
Scott A. Malmanger Chief Financial Officer	2024	229,228	—	16,366	845,640	—	6,710	1,097,944
	2023	227,216	—	7,773	37,970	—	5,473	278,432
Branko Avanic Chief Technology Officer	2024	254,153	—	—	281,880	—	17,552	553,585
	2023	254,153	—	—	—	—	16,266	270,419

_____________

(1)

The amounts in these columns represent the aggregate grant date fair value of stock and option awards granted to the Named Executive Officers computed in accordance with FASB ASC Topic 718. The value ultimately realized by the Named Executive Officer upon the actual vesting or exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. For a discussion of valuation assumptions, see Note 1 (Summary of Significant Accounting Policies) and Note 11 (Share-Based Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2024.

(2)

In August 2023, at the recommendation of the Compensation Committee, the Board approved an Executive Salary Swap Program. The terms of the program provided each executive with an option to prospectively swap a portion of such executive’s salary otherwise payable in cash for a grant of RSUs (with each RSU representing a contingent right to receive one share of the Company’s common stock) for the 12-month period beginning on September 1, 2023 and ending on August 31, 2024. Under the program, each $10.00 of cash salary forfeited was exchanged for one RSU, at a price of $10.00 per share, rounded down to the nearest whole RSU. Mr. Suzuki and Mr. Malmanger received a total of 18,304 and 2,415 RSUs, respectively, pursuant to the program. Mr. Avanic did not participate in the program. On June 23, 2023, Mr. Avanic received a grant of 15,000 RSUs, which will vest subject to the achievement of certain performance-based conditions.

(3)

On February 6, 2024, the Compensation Committee granted non-qualified stock options to Mr. Suzuki, Mr. Malmanger and Dr. Avanic to purchase 50,000, 30,000, and 10,000 shares, respectively, of the Company’s common stock, at an exercise price of $12.27 per share. On July 11, 2023, the Compensation Committee granted non-qualified stock options to Messrs. Suzuki and Malmanger to purchase 10,000 and 5,000 shares, respectively, of the Company’s common stock, at an exercise price of $15.53 per share. Additional information about the stock option awards can be found below under “Stock Option Awards.”

(4)

The amounts in this column for Mr. Suzuki represent the Company’s matching contributions for fiscal 2024 and fiscal 2023 of $11,036 and $10,815, respectively, to Mr. Suzuki’s account under the Company’s 401(k) plan and the Company’s payments for fiscal 2024 and fiscal 2023 of $10,083 and $8,733, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Suzuki.

The amounts in this column for Mr. Malmanger represent the Company’s payments for fiscal 2024 and fiscal 2023 of $6,710 and $5,473, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Malmanger.

The amounts in this column for Dr. Avanic represents the Company’s matching contributions for fiscal 2024 and fiscal 2023 of $7,625 and $7,625, respectively, to Dr. Avanic’s account under the Company’s 401(k) plan and the Company’s payments for fiscal 2024 and 2023 of $9,927 and $8,642, respectively, for long-term disability, life and health insurance premiums for the benefit of Dr. Avanic.

Narrative to Summary Compensation Table

We review compensation annually for all employees, including our Named Executive Officers. In setting annual base salaries and bonuses and granting equity incentive awards, we consider (i) compensation for comparable positions in the market, (ii) individual performance as compared to our expectations and objectives, (iii) our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and (iv) a long-term commitment to our Company.

Our Board historically has determined our executives’ compensation based on the recommendations of our Compensation Committee, which typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then recommends the compensation for each executive officer to the Board. Our Board, without members of management present, discusses the Compensation Committee’s recommendations and ultimately approves the compensation of our executive officers.

Base Salaries

On July 19, 2021, in connection with Mr. Suzuki’s appointment as Chief Executive Officer and the Suzuki Employment Agreement (as defined below), the Board of Directors approved a base salary of $350,000 for Mr. Suzuki. On March 1, 2022, the Compensation Committee recommended, and the Board of Directors approved, a 3% merit increase for Mr. Suzuki to a base salary of $360,500. On July 1, 2024, the Compensation Committee recommended, and the Board of Directors approved, a 6.8% merit increase for Mr. Suzuki to a base salary of $385,000.

On October 31, 2022, in connection with Mr. Malmanger’s appointment as the Chief Financial Officer and Secretary and the Malmanger Employment Agreement (as defined below), the Compensation Committee approved base salary of $235,000 for Mr. Malmanger. On January 9, 2024, the Compensation Committee recommended, and the Board of Directors approved, a 3.2% merit increase for Mr. Malmanger to a base salary of $242,520 beginning on February 1, 2024 and an additional increase of 3.1% to a base salary of $250,000 beginning on July 1, 2024. On April 1, 2025, the Compensation Committee recommended, and the Board of Directors approved, a 20% merit increase for Mr. Malmanger to a base salary of $300,000.

On March 17, 2021, the Compensation Committee approved a base salary of $246,750 for Dr. Avanic. On March 1, 2022, the Compensation Committee recommended, and the Board of Directors approved, a 3% merit increase for Mr. Avanic to a base salary of $254,150.

Equity Awards

2024 Awards

On February 6, 2024, the Compensation Committee granted non-qualified stock options to Mr. Suzuki, Mr. Malmanger and Dr. Avanic to purchase 50,000, 30,000 and 10,000 shares of the Company’s common stock, respectively, at an exercise price of $12.27 per share. The options have a ten-year term and vest in five equal annual installments beginning on the first anniversary of the grant date.

2023 Awards

On July 11, 2023, the Compensation Committee granted non-qualified stock options to Messrs. Suzuki and Malmanger to purchase 10,000 and 5,000 shares of the Company’s common stock, respectively, at an exercise price of $15.53 per share. The options have a ten-year term and vest in five equal annual installments beginning on the first anniversary of the grant date.

On June 23, 2023, the Compensation Committee granted 15,000 RSUs to Dr. Avanic, which vest achieving a specified goal related to certain sales revenues.

Executive Salary Swap Program

On August 31, 2023, the Company commenced an Executive Salary Swap Program, which was approved by the Board at the recommendation of the Compensation Committee. The terms of the program provided each executive with an option to prospectively swap a portion of such executive’s salary otherwise payable in cash for a grant of RSUs (with each RSU representing a contingent right to receive one share of the Company’s common stock) for the 12-month period beginning on September 1, 2023 and ending on August 31, 2024. Under the program, each $10.00 of cash salary forfeited was exchanged for one RSU, at a price of $10.00 per share, rounded down to the nearest whole RSU. Mr. Suzuki and Mr. Malmanger received a total of 18,304 and 2,415 RSUs, respectively, pursuant to the program. Mr. Avanic did not participate in the program.

Other Compensation

Except as disclosed above, Mr. Suzuki, Mr. Malmanger, and Dr. Avanic did not receive any other compensation during fiscal 2024 or fiscal 2023, except for perquisites and other personal benefits, of which the total aggregate value for each of them did not exceed $10,000.

Named Executive Officer Appointments and Agreements

Appointment of Chief Executive Officer and President

On July 19, 2021, the Board of Directors appointed Mr. Suzuki as Chief Executive Officer of the Company, effective immediately. In connection with such appointment, BK Technologies, Inc. entered into an employment agreement with Mr. Suzuki, executed July 19, 2021 (as amended, the “Suzuki Employment Agreement”), which is described below.

The Suzuki Employment Agreement provides for an initial annual base salary of $350,000 for Mr. Suzuki.

Mr. Suzuki is eligible for performance-based compensation in the form of an annual bonus of 50% of his annual base salary, payable in cash, as determined by the Compensation Committee, and subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee. Other equity incentive awards will be made to Mr. Suzuki based on performance as determined by the Compensation Committee. In the case of a Change of Control as such term is defined in the 2017 Plan, Mr. Suzuki will also be entitled to a bonus of 100% of his annual base salary, payable in a cash lump sum.

The Suzuki Employment Agreement provides for severance payments in the event Mr. Suzuki’s employment is terminated by the Company without “cause.” Mr. Suzuki will be entitled to an amount equal to twelve months of his base salary.

Any severance payable to Mr. Suzuki under the Suzuki Employment Agreement will be paid by the Company over a twelve-month period in accordance with the Company’s normal payroll practices and subject to applicable law. Mr. Suzuki will not be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Suzuki Employment Agreement, “cause” will exist if Mr. Suzuki (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches his fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under the Suzuki Employment Agreement.

Mr. Suzuki is also eligible to participate in the Company’s benefit plans. The Suzuki Employment Agreement contains customary non-competition and non-solicitation covenants.

Other Employment Agreements

The Company entered into employment agreements with Scott A. Malmanger, Chief Financial Officer and Secretary and Branko Avanic, Ph.D., Chief Technology Officer (collectively, as amended, the “Other Employment Agreements” and, collectively with the Suzuki Employment Agreement, the “Employment Agreements”). The Other Employment Agreements provide for an initial annual base salary of $235,000 for Mr. Malmanger and $235,000 for Dr. Avanic, subject to adjustment by the Board.

Each Named Executive Officer in his respective Other Employment Agreement is eligible for performance-based compensation in the form of an annual bonus, payable in cash or through equity in the Company, as determined by the Compensation Committee, and subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee.

The Other Employment Agreements provide for severance payments in the event the Named Executive Officer’s employment is terminated by the Company without “cause.” Each Named Executive Officer will be entitled to an amount equal to six months of his base salary in effect at the time of termination or the original base salary set forth in his respective Other Employment Agreement, whichever is greater.

Any severance payable to a Named Executive Officer under his Other Employment Agreement will be paid by the Company over a twelve-month period in accordance with the Company’s normal payroll practices and subject to applicable law. Neither Mr. Malmanger nor Dr. Avanic will be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Other Employment Agreements, “cause” will exist if the Named Executive Officer (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches the Named Executive Officer’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under his Other Employment Agreement.

The Named Executive Officers are also eligible to participate in the Company’s benefit plans. The Other Employment Agreements contain customary non-competition and non-solicitation covenants.

2017 Incentive Compensation Plan

The Company’s stockholders approved the 2017 Plan at the Company’s 2017 annual meeting of stockholders held on June 15, 2017. The 2017 Plan replaced the 2007 Incentive Compensation Plan (the “2007 Plan” and, together with the 2017 Plan, the “Equity Plans”), which had been approved by the stockholders in 2007. No new awards will be granted under the 2007 Plan.

In connection with the holding company reorganization completed in March 2019, we assumed the Equity Plans and all of the outstanding equity awards under such Equity Plans pursuant to the Omnibus Amendment to Incentive Compensation Plans, dated as of March 28, 2019. Each outstanding equity award assumed by us is issuable upon the same terms and conditions as were in effect immediately prior to the completion of such reorganization, except that all such equity awards now entitle the holder thereof to acquire our common stock.

The Company’s stockholders approved an amendment to the 2017 Plan at the Company’s 2021 annual meeting of stockholders held on December 17, 2021, to increase the number of authorized shares under the 2017 Plan from 200,000 shares to 600,000 shares.

The objective of the 2017 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2017 Plan is administered by the Compensation Committee and has a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the committee are eligible to participate in the 2017 Plan and to receive awards, including stock options (which may be incentive stock options or non-qualified stock options), stock appreciation rights, restricted shares, RSUs, or other share-based awards and cash-based awards.

Policies and Practices Related to the Grant of Equity Awards

We do not schedule the grant of stock options or other equity awards in anticipation of the disclosure of material nonpublic information, and we do not schedule the disclosure of material nonpublic information based on the timing of grants of stock options or other equity awards. We have not adopted any formal policy that would require the Compensation Committee or the Board to grant, or to avoid granting, stock options or other equity awards to our named executive officers or other employees at certain times. The Compensation Committee and the Board have, in the past, including during fiscal 2024, granted stock options to executives and senior management as part of the executive compensation program and may do so again in the future. During fiscal 2024, the Company did not grant stock options to any NEO during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Form 8-K that disclosed any material nonpublic information.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table provides information with respect to outstanding stock option awards for our shares of common stock classified as exercisable and unexercisable as of December 31, 2024, for the Named Executive Officers.

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)*
John M. Suzuki	20,000	(1)	—		—		15.40	7/19/31	—	—
	10,200	(2)	6,800		—		11.65	3/01/32	—	—
	—		—		9,000	(3)	12.40	6/22/32	—	—
	2,000	(4)	8,000		—		15.53	7/11/33	—	—
	—		50,000	(5)	—		12.27	2/6/34	—	—
Scott A. Malmanger	—	(4)	4,000		—		15.53	7/11/33	—	—
	—		30,000	(5)	—		12.27	2/6/34	—	—
Branko Avanic	6,000	(6)	—		—		18.05	10/30/29	—	—
	6,000	(7)	—		—		11.65	3/01/32	—	—
	—		—		—		—	—	15,000(8)	514,350
	—		10,000	(5)	—		12.27	2/6/34	—	—

* Based on the closing stock price of our common stock of $34.29 on December 31, 2024.

(1)	The options were granted on July 19, 2021, and are fully vested and exercisable.

(2)	The options were granted on March 1, 2022, and vest in five equal annual installments, beginning on March 1, 2022.

(3)	The options were granted on June 22, 2022, and will vest immediately upon a change in control that occurs on or before the five-year anniversary of the date of grant.

(4)	The options were granted on July 11, 2023, and vest in five equal annual installments, beginning on July 11, 2024.

(5)	The options were granted on February 6, 2024, and vest in five equal annual installments, beginning on February 6, 2025.

(6)	The options were granted on October 30, 2019, and are fully vested and exercisable.

(7)	The options were granted on March 1, 2022, and are fully vested and exercisable.

(8)	These RSUs were granted on June 23, 2023 and will vest 12 months after the Company achieves a specified level of certain sales revenue.

Retirement Benefits for 2024

We do not have a defined benefit plan for the Named Executive Officers or other employees. The only retirement plan available to the Named Executive Officers in 2024 was the qualified 401(k) retirement plan, which is available to all employees.

Potential Payments Upon Termination or In Connection With a Change of Control

Employment Agreements

The Employment Agreements provide for severance payments in the event the Named Executive Officer’s employment is terminated by the Company without “cause.” Each Named Executive Officer will be entitled to an amount equal to six months (twelve months for Mr. Suzuki) of his base salary in effect at the time of termination or the original base salary set forth in his respective Employment Agreement, whichever is greater.

Any severance payable to a Named Executive Officer under his Employment Agreement will be paid by the Company over a twelve-month period in accordance with the Company’s normal payroll practices and subject to applicable law. None of the Named Executive Officers will be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Employment Agreements, “cause” will exist if the Named Executive Officer (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches the Named Executive Officer’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under his Employment Agreement. Additionally, in the case of a Change of Control as such term is defined in the 2017 Plan, Mr. Suzuki will also be entitled to a bonus of 100% of his annual base salary, payable in a cash lump sum.

Equity Plans and Award Agreements

The Company’s 2017 Plan and award agreements entered into with its Named Executive Officers include change in control provisions.

Our 2017 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2017 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without cause, or by the participant for “good reason.” Any stock options or stock appreciation rights (“SARs”) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2017 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The Compensation Committee has the discretion to determine whether or not any outstanding awards granted under the 2017 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2017 Plan, subject to exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the Company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set forth in the 2017 Plan.

Whether a participant’s employment has been terminated for “cause” will be determined by the Compensation Committee. Unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “cause,” as a reason for termination of a participant’s employment, generally includes (a) the participant’s failure to perform, in a reasonable manner, his or her assigned duties; (b) the participant’s violation or breach of his or her employment agreement, consulting agreement or other similar agreement; (c) the participant’s violation or breach of any non-competition, non-solicitation, non-disclosure and/or other similar agreement; (d) any act of dishonesty or bad faith by the participant with respect to the Company or a subsidiary; (e) the participant’s breach of fiduciary duties owed to the Company; (f) the use of alcohol, drugs or other similar substances in a manner that adversely affects the participant’s work performance; or (g) the participant’s commission of any act, misdemeanor, or crime reflecting unfavorably upon the participant or the Company or any subsidiary.

For purposes of the 2017 Plan, unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are inconsistent in any material respect with his or her duties or responsibilities as previously assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution of the participant’s duties or responsibilities, other than any action that is remedied by the Company or a subsidiary promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its obligations to the participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or subsidiary promptly after receipt of notice from the participant.

Except as described above with respect to a change in control, unexercisable stock options generally become forfeited upon termination of employment. The stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death or disability or (b) three months after the termination of employment for other reasons. With respect to unvested restricted shares and RSUs, unless otherwise provided in the applicable award agreement, the Compensation Committee, in its sole discretion, may provide for the full or partial acceleration of vesting of the restricted shares or RSUs, as applicable, in connection with the termination of the grantee’s employment for any reason prior to a vesting date, including, but not limited to, termination of employment as a result of the grantee’s death or disability. Unless action is otherwise taken by the Compensation Committee, any restricted shares or RSUs that have not yet vested will be forfeited automatically in the event of the termination of the grantee’s employment for any reason prior to a vesting date.

The Company’s Named Executive Officers, other employees and directors are prohibited from hedging or pledging the Company’s securities. Awards granted under the 2017 Plan also may be subject to forfeiture or recoupment, as provided pursuant to the Clawback Policy, as described below.

Compensation Recovery Policy

During 2023, the Board of Directors adopted the Company’s Clawback Policy to comply with SEC and stock exchange rules for the clawback of certain executive compensation in the event that we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws. In the event of such a restatement, the Clawback Policy provides that the policy administrator will require reimbursement or forfeiture of any excess incentive compensation received by any covered executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. Covered executives include both current and former executive officers, and incentive compensation includes any compensation that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure. The amount required to be recovered under the Clawback Policy in the event of an accounting restatement generally will equal the amount of incentive compensation received by the covered executive that exceeds the amount of such compensation that otherwise would have been paid had it been based on the restated results, computed without regard to any taxes paid. The Clawback Policy is effective with respect to covered incentive-based compensation received by a covered executive officer on or after October 2, 2023.

Compensation Consultant

The Compensation Committee utilized Compensation Advisory Partners LLC (“CAP”) as a compensation consultant for part fiscal 2024 and fiscal 2025 to assist the committee with various compensation studies. The Compensation Committee assessed the independence of CAP pursuant to SEC rules, noting that CAP did not provide any other services to the Company. The Compensation Committee also noted that an employee of CAP acted as the compensation consultant for the compensation committee of another public company, of which Mr. Horowitz, the Chairman of the Board, serves as a director, and that Mr. Horowitz recommended the Company engage such employee. The Compensation Committee concluded that no conflict of interest exists.

Compensation Committee Interlocks and Insider Participation

During 2024, the Compensation Committee of the Board of Directors consisted of Mr. Jackson (Chair), Mr. Lanktree, and Mr. Sams, none of whom has been at any time an executive officer or employee of the Company, or has any relationship requiring disclosure under Item 404 of Regulation S-K.  None of our executive officers serves, or in the past has served, on the board of directors, or as a member of the compensation committee (or other committee performing an equivalent function) of the board of directors of any entity that has one or more executive officers who serve as members of our Board of Directors or Compensation Committee.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee has reviewed and discussed the executive compensation, as disclosed in this proxy statement, with management. Based on this review and those discussions, the Compensation Committee recommended that the executive compensation be included in this report and incorporated by reference in our Annual Report on Form 10-K for fiscal 2024.

                                                      Compensation Committee

R. Joseph Jackson (Chair)

Charles T. Lanktree

Lloyd R. Sams

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (also referred to as “CAP”) and certain financial performance of our Company for each of the last three completed fiscal years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2024, 2023, and 2022 fiscal years. Note that for our NEOs other than our CEO, or principal executive officer, compensation is reported as an average.

Year	John M. Suzuki, PEO		Timothy A. Vitou, Former PEO		Non-PEO NEOs		Value of Initial Fixed $100 Investment Based on Total Stockholder Return	Net income (loss) (thousands)(5)
	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEOs(3)	Average Compensation Actually Paid to Non-PEOs(4)
2024	$1,803,270	$2,092,731	$—	$—	$825,765	$871,289	$298.77	$8,359
2023	$475,338	$538,112	$316,855	$341,751	$274,426	$285,645	$106.56	$(2,230)
2022	$506,177	$573,304	$374,417	$408,962	$273,827	$285,655	$144.64	$(11,633)

(1)          Represent the amounts of total compensation reported for our PEO, John M. Suzuki (for 2024, 2023 and 2022), and our Former PEO, Timothy A. Vitou (for 2023 and 2022), during each such corresponding year in the “Total” column of the Summary Compensation Table above.

(2)          Represents the amount of “compensation actually paid” to our PEO and Former PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and Former PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to our PEO and Former PEO’s total compensation for each year to determine the “compensation actually paid”:

	Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Option and Stock Awards (a)(b) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to PEO ($)
John M. Suzuki, PEO	2024	$1,803,270	$(1,532,842)	$1,822,303	$2,092,731
	2023	$475,338	$(154,911)	$217,685	$538,112
	2022	$506,177	$(128,805)	$195,932	$573,304
Timothy A. Vitou, Former PEO	2023	$316,855	—	$24,896	$341,751
	2022	$374,417	$(47,550)	$82,095	$408,962

(a)          The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” and “Stock Awards” columns in the Summary Compensation Table for the applicable year.

(b)          In order to calculate the compensation “actually paid” to our PEO and Former PEO, we are required under the SEC rules to subtract from the value in the Summary Compensation Table the grant date fair value of equity awards, and add back the following:

(i)	the year-end fair value of any equity awards in the applicable year that are outstanding and unvested as of the end of the year;
(ii)

the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(iii)	for awards that are granted and vest in the same applicable year, the fair value as of the vesting date;
(iv)	for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;
(v)

for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

(vi)

the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation($)	Total Equity Award Adjustments
John M. Suzuki, PEO	2024	$1,409,396	$289,488	$123,442	$(23)	$—	$—	$1,822,303
	2023	$75,941	$3,603	$59,621	$78,520	$—	$—	$217,685
	2022	$147,283	$—	$48,648	$—	$—	$—	$195,932
Timothy A. Vitou, Former PEO	2023	$—	$—	$—	$24,896	$—	$—	$24,896
	2022	$72,820	$5,634	$7,570	$1,867	$(5,796)	$—	$82,095

(3)          Represents the average of the amounts reported for our NEOs as a group (excluding our PEO and our Former PEO) in each applicable year in the “Total” column of the Summary Compensation Table above (the “Non‑PEO NEOs”). For 2024, the Non-PEO NEOs are Scott A. Malmanger and Branko Avanic. For 2023, the Non-PEO NEOs are Scott A. Malmanger, Randy Willis and Branko Avanic. For 2022, the Non-PEO NEOs are William P. Kelly, Scott A. Malmanger, Randy Willis and Branko Avanic.

(4)          Represents the average amount of “compensation actually paid” to the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average compensation earned or paid to the Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the “compensation actually paid”, using the same methodology as described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEOs ($)	Average Reported Value of Option and Stock Awards ($)	Average Equity Award Adjustments (a) ($)	Average Compensation Actually Paid to Non-PEOs ($)
2024	$825,765	$(571,944)	$617,468	$871,289
2023	$274,426	$(15,247)	$26,466	$285,645
2022	$273,827	$(23,420)	$35,248	$285,655

(a)          The amounts deducted or added in calculating the total average equity award adjustment are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Average Equity Award Adjustments
2024	$563,758	$38,236	$8,183	$7,291	$—	$—	$617,468
2023	$12,656	$(129)	$2,591	$14,881	$(3,533)	$—	$26,466
2022	$25,074	$5,351	$3,386	$1,437	$—	$—	$35,248

(5)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

The chart below demonstrates the relationship between (i) compensation actually paid to our PEO and the average amount of compensation actually paid to the non-PEO NEOs and (ii) the Company’s net income (loss) for each of 2024, 2023, and 2022.

TRANSACTIONS WITH RELATED PERSONS

Any transaction with a related person is subject to our written policy for transactions with related persons, which is available on our website at www.bktechnologies.com/investor-relations. The Audit Committee is responsible for applying this policy. As set forth in the policy, the Audit Committee reviews the material facts of the transaction and considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy also prohibits our directors from participating in any discussion or approval of any interested transaction for which such director is a related person, except that the director is required to provide all material information concerning the transaction to the committee.

If a transaction with a related party will be ongoing, the Audit Committee will establish guidelines for our management to follow in our ongoing relationships with the related person, will review and assess ongoing relationships with the related person to determine if such relationships are in compliance with the Audit Committee’s guidelines, and, based on all the relevant facts and circumstances, will determine if it is in the best interests of us and our stockholders to continue, modify or terminate any such interested transaction.

The policy provides exceptions for certain transactions, including (i) those involving compensation paid to a director or executive officer required to be reported in the Company’s proxy statement, (ii) transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $500,000 or two percent (2%) of that company’s total annual revenues, (iii) certain charitable contributions, (iv) transactions where all of our stockholders receive proportional benefits, (v) transactions involving competitive bids, (vi) certain regulated transactions, and (vii) certain banking-related services.

Except as set forth below, during 2024 and 2023, we did not have any transactions with related persons that were reportable under Item 404 of Regulation S-K, and we do not have any transactions with related persons currently proposed for 2025 that are reportable under Item 404 of Regulation S-K.

Consulting Fees

During the year ended December 31, 2023, the Company issued 8,960 RSUs to Mr. Horowitz pursuant to a consulting agreement for advisory services. Such RSUs were issued prior to his appointment as a member of the Board.

East West Manufacturing, LLC

On November 6, 2023, a subsidiary of the Company entered into a Master Supply Agreement (the “MSA”) and Transition Services Agreement (the “TSA,” and together with the MSA, the “Agreements”) with East West. Pursuant to the Agreements, the Company agreed to transition its West Melbourne, Florida manufacturing activities to East West’s facilities, and East West agreed to become the exclusive third-party manufacturer of the Company’s radio product line under a three-year arrangement. In connection with the Agreements, the Company and East West entered into a Stock Purchase Agreement, pursuant to which East West purchased 77,520 shares of the Company’s common stock with a value equal to $1,000,000. The number of shares of common stock was determined based upon a price per share of $12.90, which was equal to the average of the closing price of the Company’s common stock on the NYSE American for the 30 most recent trading days prior to November 6, 2023, rounded up to the nearest whole number of shares. Additionally, East West purchased a five-year warrant to purchase up to 135,300 shares of the Company’s common stock at an exercise price per share of $15.00. The consideration for the warrant was payment equal to (a) $1,000,000, minus (b) (i) the amount of any outstanding accounts payable by Company to East West and (ii) the amount of any excess or obsolete inventory of Company currently held by East West (solely to the extent not otherwise taken into account pursuant to the MSA or any other agreement between the Company and East West). The payment included a $950,000 reduction in accounts payable and $50,000 in cash. Following these transactions, East West is a greater than 5% holder of the Company’s common stock. During the years ended December 31, 2024 and 2023, the Company paid $20.6 million and $6.9 million, respectively, to East West. As of December 31, 2024 and 2023, amounts payable due to East West were $4.2 million and $0.8 million, respectively.

Fundamental Global GP, LLC (“FG”)

FG, together with its affiliates, was previously a greater than 5% holder of our common stock during 2024. Mr. Cerminara, a former member of our Board of Directors, served as Chief Executive Officer, Co-Founder and Partner of FG. We previously had an investment in a limited partnership, FGI 1347 Holdings, LP, which was established for the purpose of investing in securities and of which we were the sole limited partner until September 2022. In September 2022, the Company exchanged the investment in FGI 1347 Holdings, LP for an investment in Series B common membership interests of FG Financial Holdings, LLC (“FG Holdings”). Affiliates of FG, including Mr. Cerminara, serve as the investment manager of FG Holdings. Principals of FG serve on the board of directors of portfolio companies and receive compensation for their service. On January 25, 2024, the Company redeemed its Series B common membership interests of, and withdrew from, FG Holdings, in exchange for 52,000 shares of the Company’s common stock, with an approximate value of $650,000.

Indemnification Agreements

The Company enters into indemnification agreements with its directors and executive officers. Under the terms of the indemnification agreements, subject to certain exceptions specified in the indemnification agreements, the Company will, among other things, indemnify its directors and executive officers to the fullest extent permitted by law in the event such director or executive officer becomes subject to or a participant in certain claims or proceedings as a result of such person's service as a director or officer. The Company will also, subject to certain exceptions and repayment conditions, advance to such director or executive officer specified indemnifiable expenses incurred in connection with such claims or proceedings.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our Audit Committee has appointed Forvis Mazars, LLP (“Forvis Mazars”) to serve as our independent registered public accounting firm for fiscal 2025. Representatives of Forvis Mazars are not expected to be present at the annual meeting. If any stockholder desires to ask Forvis Mazars a question, management will ensure that the question is sent to Forvis Mazars and that an appropriate response is made directly to the stockholder.

Effective November 1, 2024, Forvis Mazars completed a transaction with MSL P.A. (“MSL”), the Company’s former independent registered public accounting firm, whereby substantially all of the stockholders and employees of MSL became partners and employees of Forvis Mazars. As a result, effective as of November 1, 2024, MSL resigned as the Company’s independent registered public accounting firm, and the Audit Committee appointed Forvis Mazars to serve as the Company’s independent registered public accounting firm.

Prior to the transaction with Forvis Mazars, MSL served as our independent registered public accounting firm since November 2015. The Audit Committee, in discussing the appointment of Forvis Mazars, considered the qualifications, experience, independence, compliance with regulations, quality control, candor, objectivity, and professional skepticism of Forvis Mazars and the effectiveness of the firm’s processes, including its timeliness and responsiveness and communication and interaction with management. The Audit Committee also considered the tenure of MSL, which was acquired by Forvis Mazars, as our independent registered public accounting firm and its related depth of understanding of our businesses, operations and systems. The Audit Committee and the Board of Directors believe that the retention of Forvis Mazars as our independent registered public accounting firm is in the best interests of the Company and our stockholders.

Although applicable law does not require stockholder ratification of the appointment of Forvis Mazars to serve as our independent registered public accounting firm, our Board has decided to ascertain the position of our stockholders on the appointment. If our stockholders do not ratify the appointment of Forvis Mazars, our Audit Committee will reconsider the appointment. Even if the selection is ratified, our Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Recommendation of the Board

Our Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of our independent registered public accounting firm.

Change of Independent Registered Public Accounting Firm

As of and for the two fiscal years ended December 31, 2023, there were no adverse opinions or disclaimer of opinion issued by MSL, and none of MSL’s reports on the financial statements for either of the fiscal years ended December 31, 2023 or 2022 contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 2023 and the subsequent interim period through November 1, 2024 preceding MSL’s resignation, there were no disagreements with MSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSL, would have caused it to make reference to the subject matter of such disagreements in connection with its report, and no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the two fiscal years ended December 31, 2023 and the subsequent period through November 1, 2024, the Company did not consult with Forvis Mazars regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided MSL with a copy of the Current Report on Form 8-K reporting the change in independent registered public accounting firm, containing substantially the same disclosures as above, and requested MSL furnish a letter addressed to the SEC stating whether or not it agreed with such disclosures. A copy of this letter, dated November 6, 2024, was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on November 6, 2024.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The rules of the SEC require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2024 and 2023. The following table represents aggregate fees billed by Forvis Mazars for the fiscal year ended December 31, 2024 and by MSL for the fiscal year ended December 31, 2023.

Fees	2024	2023
Audit Fees(1)	$182,548	$169,925
Audited-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	69,800
Total	$182,548	$239,725

(1)	Audit fees were principally for services rendered for the audit and/or review of our consolidated financial statements.

(2)	Audit-related services include assurance and related services that are related to the performance of the audit or review of our financial statements.

(3)	Tax services include tax compliance, tax advice and tax planning.

(4)

MSL provided non-audit services for us related to Comfort Letters in connection with our At-The-Market equity offering, Form S-3 Prospectus Supplement and Form S-8 consent fees in 2023. No other non-audit services were performed for us by MSL in 2023 or by MSL and Forvis Mazars in 2024.

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm. The policy requires that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by Forvis Mazars and MSL for fiscal 2024. The Audit Committee has determined that the provision of the services by the Company’s independent registered public accounting firm reported hereunder had no impact on the firm’s independence.

PROPOSAL 3: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

General

The Board of Directors recognizes the interests that stockholders have in the compensation of executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (as amended, the “Dodd Frank Act”) and Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory, non-binding vote on the compensation of our Named Executive Officers at this annual meeting. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at our 2023 annual meeting of stockholders and as accepted by the Board, we hold annual advisory votes on the compensation of the Named Executive Officers. Stockholders are expected to have the opportunity to vote on the frequency of future votes on named executive officer compensation at the 2029 annual meeting of stockholders.

The last advisory vote on named executive officer compensation was held at our 2024 annual meeting of stockholders. At that meeting, approximately 98.4% of stockholders who cast votes on the matter voted in favor of the compensation of our Named Executive Officers. The Compensation Committee considered the results of the last advisory say-on-pay vote when setting executive compensation and decided, based upon strong stockholder support, not to make any changes to our compensation program.

This proposal gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our Named Executive Officers as described in this proxy statement.

We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers by voting on the following resolution at the annual meeting:

“RESOLVED, that the stockholders of BK Technologies Corporation approve, on an advisory, non-binding basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the narrative compensation tables and any other related materials disclosed in the Company’s Proxy Statement.”

Stockholders should note that the say-on-pay vote is advisory and is not binding on the Company, the Board of Directors or the Compensation Committee. The Compensation Committee will consider the results of the vote when evaluating our executive compensation practices and considering future executive compensation arrangements. The Board of Directors and the Compensation Committee value the opinion of stockholders, and to the extent there is any significant vote against our Named Executive Officer compensation as disclosed in the proxy statement, stockholders’ concerns will be considered, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board

Our Board of Directors unanimously recommends that the stockholders vote “FOR” advisory approval of the compensation of our Named Executive Officers.

PROPOSAL 4: APPROVAL OF THE BK TECHNOLOGIES CORPORATION 2025 INCENTIVE COMPENSATION PLAN

Overview

The Board believes that an equity-based incentive program is an important factor in attracting and retaining highly qualified officers, employees, non-employee directors and consultants, and that equity-based incentives help to align the interests of those persons with the interests of our stockholders. Accordingly, the Board unanimously adopted the BK Technologies Corporation 2025 Incentive Compensation Plan (the “2025 Plan”) on March 12, 2025, subject to approval of the 2025 Plan by our stockholders at the 2025 annual meeting.

The 2025 Plan, if approved by our stockholders, will be the successor to the Company’s 2017 Plan. If the 2025 Plan is approved by our stockholders, no further awards will be made under the 2017 Plan after the date of stockholder approval of the 2025 Plan. However, all awards granted under the 2017 Plan that are outstanding on the date of stockholder approval of the 2025 Plan will remain outstanding in accordance with their terms.

Stockholders are asked to approve the 2025 Plan to authorize 500,000 shares of our common stock for issuance under the 2025 Plan. Stockholders also are being asked to approve the 2025 Plan in order to satisfy the rules of the NYSE American relating to stockholder approval of equity compensation plans and to authorize the grant of stock options under the 2025 Plan that are intended to qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code.

The Board believes that the 2025 Plan is necessary for the Company to continue to provide appropriate incentives for outstanding service and to assist in recruiting and retaining highly qualified individuals as employees, non-employee directors and consultants. Unless our stockholders approve the 2025 Plan, we may be required to increase the cash component of our compensation mix, which may inhibit our ability to retain and recruit highly qualified officers, employees, non-employee directors and consultants and align their interests with the interests of our stockholders.

We estimate that the shares requested under the 2025 Plan will be sufficient for the Company to continue its equity compensation program for approximately four years. However, the actual duration of the share reserve under the 2025 Plan will depend on currently unknown factors, such as the Company’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures.

Certain key features of the 2025 Plan are described below:

Feature	Description
Reasonable Share Reserve	The total number of shares that may be issued pursuant to awards granted under the 2025 Plan will be limited to 500,000 shares.
Responsible Share Counting Provisions

The 2025 Plan does not permit “liberal share recycling.” Only awards that are cancelled, forfeited or paid only in cash can be added back to the 2025 Plan’s share reserve. Shares withheld to satisfy a tax withholding obligation or pay the exercise price of a stock option will not be added back to the 2025 Plan’s share reserve, and neither will any shares repurchased by the Company using stock option proceeds.

Minimum Vesting Periods

The 2025 Plan generally requires that awards be granted with a minimum vesting period of at least one year for full vesting of the award. However, 5% of the total number of shares authorized for issuance under the 2025 Plan may be used without imposing this minimum vesting requirement.

Director Compensation Limit

The 2025 Plan includes an annual limit on compensation of our non-employee directors. Specifically, the aggregate grant date fair value of all awards granted to a non-employee director under the 2025 Plan during any single fiscal year, together with any cash compensation earned by that non-employee director during the fiscal year, may not exceed $500,000.

No “Liberal” Change of Control Definition

The 2025 Plan does not include a “liberal” change of control definition, which means that a change of control must actually occur in order for the change of control provisions of the 2025 Plan to apply.

Double-Trigger Vesting

The 2025 Plan provides that, in the event of a change of control, awards generally will vest on a “double-trigger” basis. That is, if the awards are assumed or substituted by the acquiring or surviving company, they generally will continue to be subject to the original vesting schedule, except that vesting generally will accelerate as provided in the 2025 Plan in the event of a qualifying termination of employment within two years after the change of control. If awards are not assumed or substituted by the acquiring or surviving company, they generally will become vested upon the change of control as provided in the 2025 Plan.

No Repricing of Stock Options or SARs Without Stockholder Approval

The 2025 Plan does not permit the “repricing” of stock options or stock appreciation rights without stockholder approval. This includes repricing by exchange for cash or a new or different type of award.

Clawback Policy	Awards granted under the 2025 Plan will be subject to recovery or forfeiture pursuant to our Clawback Policy.
No Discounted Stock Options or SARs

The 2025 Plan does not permit the use of “discounted” stock options or stock appreciation rights, which means that such awards must be granted with an exercise price or base price at least equal to the fair market value of a share on the date of grant.

Administered by an Independent Committee

The 2025 Plan generally will be administered by the compensation committee. However, the Board will approve awards to non-employee members of the Board. The compensation committee and the Board also may delegate authority under the 2025 Plan as permitted by applicable law.

Summary of the 2025 Plan

The following summary of the 2025 Plan, which is qualified in its entirety by the full text of the 2025 Plan attached to this proxy statement as Annex A.

Eligibility and Types of Awards

The 2025 Plan authorizes the grant of equity-based and cash-based compensation awards to those officers and employees of, and consultants to, the Company and its subsidiaries who are selected by the Compensation Committee, and the 2025 Plan also authorizes the Board to grant awards to the non-employee directors of the Company. Awards under the 2025 Plan may be granted in the form of stock options, stock appreciation rights (or “SARs”), restricted shares, restricted share units, other share-based awards, and cash-based awards. If approved by stockholders, approximately six non-employee directors, fifty employees and three consultants would be eligible to be selected to receive awards under the 2025 Plan. Individuals selected to receive awards under the 2025 Plan are referred to as “participants.”

Administration

The Compensation Committee, which is comprised of non-employee directors, generally will administer awards granted under the 2025 Plan. To the extent permitted by applicable law, the Compensation Committee or the Board may delegate its authority to one or more employees or directors of the Company. Further, the Board may reserve to itself any of the Compensation Committee’s authority and may act as the administrator of the 2025 Plan.

Shares Available

Subject to adjustments as described below, the total number of shares that may be delivered under the 2025 Plan will not exceed 500,000 shares, all of which may be issued pursuant to awards of incentive stock options. Shares tendered or withheld to pay the exercise price of a stock option or to cover tax withholding will not be added back to the number of shares available under the 2025 Plan. Upon exercise of any stock appreciation right that may be settled in shares, the full number of shares subject to that award will be counted against the number of shares available under the 2025 Plan, regardless of the number of shares used to settle the stock appreciation right upon exercise. To the extent that any award under the 2025 Plan is forfeited, or any option or stock appreciation right terminates, expires or lapses without being exercised, the shares subject to such awards granted but not delivered will be added to the number of shares available for awards under the 2025 Plan. Shares available for awards under the 2025 Plan may consist of authorized and unissued shares, treasury shares (including shares purchased by the Company in the open market) or a combination of the foregoing.

Director Compensation Limit

The 2025 Plan provides that the aggregate grant date fair value of all awards granted to a non-employee director under the 2025 Plan during any single fiscal year, together with any cash compensation earned by that non-employee director during the fiscal year, may not exceed $500,000.

Stock Options

Subject to the terms and provisions of the 2025 Plan, options to purchase shares may be granted to participants at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options (to employees only) or as nonqualified stock options. The Compensation Committee will determine the number of options granted to each recipient. Each option grant will be evidenced by an award agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine, consistent with the provisions of the 2025 Plan.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of the Record Date, the fair market value per share of the Company’s common stock was $46.01. Stock options granted under the Plan may be exercised by such methods and procedures as determined by the compensation committee from time to time.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs to participants under the 2025 Plan. A SAR entitles the holder to receive from the Company upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of shares and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the compensation committee may determine, consistent with the provisions of the 2025 Plan.

Restricted Shares

Under the Plan, the Compensation Committee may grant or sell restricted shares to participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service to Company and/or the achievement of performance objectives, and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted shares, the recipient generally will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive dividends and other distributions paid or made with respect to the restricted shares. However, any dividends payable with respect to unvested restricted shares will be accumulated or reinvested in additional restricted shares on a contingent basis, subject to forfeiture until the vesting of the underlying award. During the applicable restriction period, the participant may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the compensation committee may determine.

Restricted Share Units

The Compensation Committee may grant or sell restricted share units to participants under the 2025 Plan. Restricted share units constitute an agreement to deliver shares (or an equivalent value in cash) to the participant at the end of a specified restriction period and/or upon the achievement of specified performance objectives, subject to such other terms and conditions as the Compensation Committee may specify, consistent with the provisions of the 2025 Plan. Restricted share units are not shares of common stock and do not entitle the participants to any of the rights of a stockholder. Restricted share units will be settled, in cash or shares, in an amount based on the fair market value per share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The Compensation Committee may grant other share-based awards to participants under the 2025 Plan. Other share-based awards are awards that are valued in whole or in part by reference to shares or are otherwise based on the value of our common stock, such as unrestricted shares or time-based or performance-based units that are settled in shares and/or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, consistent with the provisions of the 2025 Plan.

Dividend Equivalents

As determined by the Compensation Committee in its discretion, awards (other than stock options and stock appreciation rights) may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested on a contingent basis, subject to forfeiture until such time as the underlying award becomes vested (including, where applicable, vesting based on the achievement of performance objectives). No dividend equivalents may be granted with respect to shares underlying any stock option or SAR.

Cash-Based Awards

The 2025 Plan authorizes the Compensation Committee to grant cash-based awards. Any cash-based award will be evidenced by an award agreement that specifies the terms of the award, which may include the achievement of specified performance objectives.

Performance Objectives

The Compensation Committee may establish performance objectives in connection with any award granted under the 2025 Plan. Any such performance objectives may relate to the performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group or companies or a special index of companies. Any such performance objectives will be based on the achievement of one or more criteria selected by the Compensation Committee, which may include (but shall not be limited to) the following: (i) earnings per share; (ii) revenues or margins; (iii) cash flow; (iv) operating margin; (v) return on net assets, investment, capital, or equity; (vi) economic value added; (vii) direct contribution; (viii) net income; pretax income; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (ix) working capital; (x) management of fixed costs or variable costs; (xi) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (xii) total stockholder return; (xiii) debt reduction; (xiv) market share; (xv) entry into new markets, either geographically or by business unit; (xvi) customer retention and satisfaction; (xvii) strategic plan development and implementation, including turnaround plans; and/or (xviii) the fair market value of a share.

Minimum Vesting Period

The 2025 Plan generally provides for awards to be granted with a minimum vesting period of at least one year. However, up to 5% of the total number of shares authorized for issuance under the 2025 Plan may be issued pursuant to awards that do not meet this minimum vesting requirement. Further, awards granted under the 2025 Plan may be scheduled to vest in installments during the applicable vesting period, and the compensation committee may provide for accelerated vesting of awards at any time.

Change of Control

The 2025 Plan provides that, except as otherwise may be provided in an award agreement or in another written agreement with the participant, awards granted under the 2025 Plan will be subject to “double-trigger” vesting in the event of a change of control. That is, awards that are assumed or substituted by the acquiring or surviving company in connection with a change of control will continue to be subject to the original vesting schedule, except that vesting will accelerate (at the “target” level, in the case of awards subject to performance objectives) in the event of a termination of employment within two years after the change of control by the Company without “cause” or by the employee for “good reason.” On the other hand, awards that are not assumed or substituted by the acquiring or surviving company in connection with a change of control will become vested in full (at the “target” level, in the case of awards subject to performance objectives) upon the change of control. The detailed definitions of “cause” and “good reason” are contained in the 2025 Plan, which is attached to this proxy statement as Annex A.

The 2025 Plan generally defines a change of control to include: (i) the acquisition of more than 50% of the Company’s voting securities, (ii) the replacement of a majority of the incumbent members of the Board by directors who were not approved by the incumbent members of the Board, (iii) a business combination (including a merger or consolidation, sale of all or substantially all of the Company’s assets, or similar transaction), unless no person owns 50% or more of the value of the outstanding securities of the resulting corporation, and the incumbent members of the Company’s Board constitute a majority of the members of the board of the resulting corporation, or (iv) the complete liquidation or dissolution of the Company. The 2025 Plan, attached to this proxy statement as Annex A, contains the complete, detailed definition of change of control.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the compensation committee will adjust the number and kind of shares that may be delivered under the 2025 Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the compensation committee may, in its discretion, make such an equitable adjustment, to prevent dilution or enlargement of rights. However, unless otherwise determined by the compensation committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the compensation committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

The Compensation Committee, in its sole discretion, may also provide at any time for the exercisability of outstanding stock options and SARs, the lapse of time-based vesting restrictions and the satisfaction of performance objectives applicable to outstanding awards, or the waiver of any other limitation or requirement under any awards.

Transferability

Except as the Compensation Committee otherwise determines, awards granted under the 2025 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the 2025 Plan may provide that any shares issued as a result of the award will be subject to further restrictions on transfer.

No Repricing of Stock Options or Stock Appreciation Rights

Except in connection with an adjustment or change of control (both discussed above), the compensation committee may not authorize the amendment of any outstanding stock option or stock appreciation right to reduce its exercise price, and no outstanding stock option or stock appreciation right may be cancelled in exchange for cash or other awards, or cancelled in exchange for stock options or stock appreciation rights having a lower exercise price, or cancelled in exchange for cash, without the approval of our stockholders.

Clawback Policy

Awards granted under the 2025 Plan shall be subject to forfeiture or recoupment pursuant to the Company’s Clawback Policy as in effect from time to time, or any successor or supplemental compensation recovery policy.

Term of the 2025 Plan; Amendment and Termination

No awards may be granted under the 2025 Plan after March 11, 2035, or such earlier date as the Board may decide to terminate the 2025 Plan. The Board may, without stockholder approval, amend or terminate the 2025 Plan, except in any respect as to which stockholder approval is required by the Plan, by law, regulation or the rules of an applicable stock exchange.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2025 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the 2025 Plan. The income tax consequences under applicable foreign, state and local tax laws may not be the same as under U.S. federal income tax laws. This general discussion of U.S. federal income tax consequences is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2025 Plan. Different tax rules may apply to specific participants and transactions under the 2025 Plan.

Non-Qualified Stock Options

A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options

A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and more than one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights

A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) equal to the fair market value of any shares delivered and the amount of cash paid upon exercise of the SAR.

Restricted Shares

A participant will not recognize taxable income at the time of grant of restricted shares, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares.

Restricted Share Units

A participant will not recognize taxable income at the time of grant of a restricted share unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid upon settlement of the award.

Other Share-Based Awards

Generally, participants will recognize taxable income at the time of settlement of other share-based awards, with the amount of income recognized generally being equal to the amount of cash and the fair market value of any shares delivered under the award.

Cash-Based Awards

Generally, participants will recognize taxable income at the time of payment of cash-based awards.

Tax Deductibility of Compensation Provided Under the 2025 Plan

When a participant recognizes ordinary compensation income as a result of an award granted under the 2025 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law. As a result of those limitations, there can be no assurance that any compensation awarded or paid under the 2025 Plan will be deductible, in whole or in part. For example, Section 162(m) of the Internal Revenue Code generally disallows the deduction of compensation in excess of $1 million per year payable to certain “covered employees.” As a result, all or a portion of the compensation paid to one of our covered employees pursuant to the 2025 Plan may be non-deductible pursuant to Section 162(m).

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change of control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A

Section 409A of the Internal Revenue Code imposes additional tax upon the payment of nonqualified deferred compensation unless certain requirements are met. We intend that awards granted under the 2025 Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Plan Benefits

It is not possible to determine specific amounts and types of awards that may be awarded in the future under the 2025 Plan because the grant of awards under the 2025 Plan is discretionary.

Registration with the SEC

Promptly following approval of the 2025 Plan by our stockholders, the Company intends to file a Registration Statement on Form S-8 with the SEC relating to the shares of the Company’s common stock reserved for issuance under the 2025 Plan.

Recommendation of the Board

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the BK Technologies Corporation 2025 Incentive Compensation Plan.

PROPOSAL 5: APPROVAL OF THE BK TECHNOLOGIES CORPORATION EMPLOYEE STOCK PURCHASE PLAN

Overview

The Board has approved the BK Technologies Corporation Employee Stock Purchase Plan (the “ESPP”), subject to approval of the ESPP by our stockholders at the 2025 annual meeting. If the ESPP is approved by our stockholders, the Company will be authorized to offer eligible employees of the Company and its designated subsidiaries the ability to purchase shares of our common stock at a discount, subject to various limitations under the ESPP. The Board believes that the ESPP will promote broad-based ownership of our common stock by employees and will help to align the interests of ESPP participants with those of our stockholders.

The ESPP is designed to allow eligible employees of the Company and its designated subsidiaries to purchase shares of the Company’s common stock with accumulated payroll deductions. The ESPP generally is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”) (the “423 Component”). However, the administrator of the ESPP may establish a separate component of the ESPP (a “Non-423 Component”) that is not intended to qualify under Section 423 of the Code and that may be used to grant purchase rights to employees located outside of the United States.

The key terms of the ESPP are described in the summary below. A copy of the ESPP is attached to this proxy statement as Annex B. The summary is qualified in its entirety by reference to the complete text of the ESPP.

Summary of the ESPP

Administration

The ESPP will be administered by the Compensation Committee (the “Administrator”). Subject to the terms and conditions of the ESPP, the Administrator will have discretionary authority to administer and interpret the ESPP and to determine the terms and conditions of the offerings of the Company’s common stock to be made under the ESPP. Subject to applicable laws and regulations, the Administrator is authorized to delegate administrative authority under the ESPP to one or more officers of the Company or to other individuals or groups, and the acts of any such delegates will be treated as acts of the Administrator with respect to any matters so delegated. The Administrator’s interpretation of any provision of the ESPP or of any rights thereunder will be conclusive and binding on all persons. No member of the Board or the Compensation Committee or any other individual exercising administrative authority with respect to the ESPP will be liable for any action or determination made in good faith with respect to the ESPP.

Share Reserve

The maximum number of shares of the Company’s common stock which will be authorized for issuance under the ESPP is 150,000 shares, subject to adjustment as described below. The shares reserved for issuance under the ESPP may be authorized but unissued shares, treasury shares, or shares from any other proper source.

Eligibility

Employees eligible to participate in the ESPP for a given offering generally include all employees who are employed by the Company or one of its designated subsidiaries for that offering. However, as permitted by Section 423 of the Code, the Administrator may provide that any of the following employees will be ineligible to participate in a given offering under the 423 Component: (i) employees with less than two years of service (or such shorter period of service as determined by the Administrator), (ii) employees who customarily work not more than 20 hours per week or not more than five months per calendar year (or such shorter period of service as determined by the Administrator), (iii) certain highly compensated employees, and (iv) certain non-U.S. employees. Eligibility for offerings under the Non-423 Component, if any, may be subject to these and other restrictions as determined by the Administrator. Further, an employee will not be eligible to participate in an offering if, immediately after the option to purchase stock in the offering otherwise would be granted, the employee would own (actually or constructively) 5% or more of the total combined voting power or value of all classes of stock of the Company, or of a subsidiary or parent corporation of the Company. If approved by our stockholders, approximately fifty employees would be eligible to participate in the ESPP.

Participation

Participants will enroll in the ESPP by completing an enrollment form authorizing the deduction of a whole percentage of at least 1% but not more than 20% (or such lower percentage as may be determined by the Administrator) of their eligible compensation otherwise payable during an offering. The Administrator is also authorized to permit employees to enroll in the ESPP by electing to have a fixed dollar amount of compensation. All accumulated payroll deductions will be credited to a notional account and applied to the purchase of shares on the exercise date of the offering. Unless and until otherwise determined by the Administrator, the elections made by a participant with respect to a particular offering period will only apply to that offering period.

However, no employee may be granted purchase rights under the 423 Component that would permit the employee to purchase shares of the Company’s common stock with a fair market value of more than $25,000 (determined at the time the purchase right is granted) under the 423 Component (and any other “employee stock purchase plans” of the Company and its subsidiaries and parent corporations) during any calendar year. In addition, a participant may not purchase more than 4,000 shares in each offering (or such other maximum number that may be determined by the Administrator).

Offering

Under the ESPP, participating employees will be granted the right to purchase shares of the Company’s common stock at a discount during a series of successive offerings. Unless and until otherwise determined by the Administrator, each offering period will be a six-month period, commencing on May 15 or November 15, respectively. In no event may any single offering period be longer than 27 months.

The purchase price for each offering will be established by the Administrator, provided that in no event will the purchase price established by the Administrator for any offering be less than the lower of (i) 85% of the closing price per share of the Company’s common stock on the first trading day of the offering period, or (ii) 85% of the closing price per share on the exercise date, which will occur on the last trading day of each offering period. On the Record Date, the closing price of the Company’s common stock was $46.01 per share.

The Administrator’s determinations regarding offerings under the ESPP, including the length of those offerings, the component of the ESPP under which those offerings are made and the purchase price of shares acquired in those offerings may be changed by the Administrator as provided in the ESPP, and in any case, the Administrator’s determinations are subject to the approval of the ESPP by the Company’s stockholders.

Unless a participant has withdrawn from participation in the ESPP before the exercise date of the applicable offering, the participant will be deemed to have exercised the participant’s purchase right in full as of such exercise date. Upon exercise, the participant will purchase the number of whole shares that the participant’s accumulated payroll deductions will buy at the purchase price, subject to the limitations described above. Unless otherwise determined by the Administrator, no fractional shares will be issued under the ESPP, and any cash amount remaining in a participant’s account at the end of an offering period due to the inability to purchase a fractional share will be carried forward to the next offering period.

A participant may cancel his or her payroll deduction authorization and withdraw from the offering by submitting a revised enrollment form indicating his or her election to withdraw, in such manner and at such time as determined by the Administrator. The participant’s withdrawal will be effective as soon as practicable after the participant’s valid withdrawal election is received by the Company. Upon withdrawal, the participant will receive a refund of the participant’s notional account balance in cash without interest. If a participant withdraws from an offering, the participant may not later re-enroll in the same offering, but the participant may (if eligible) enroll in any later offering under the ESPP. If a participant wants to increase or decrease the rate of payroll withholding, the participant may do so effective for the next offering by submitting a new enrollment form before the offering for which the change is to be effective, at such time and in such manner as provided by the Administrator. The Administrator also may authorize participants to make changes to payroll withholding rates during an offering period, subject to such limitations as the Administrator may prescribe.

A participant may not transfer any rights under the ESPP other than by will or the laws of descent and distribution. During a participant’s lifetime, purchase rights under the ESPP shall be exercisable only by the participant. Notwithstanding the foregoing, if determined by the Administrator, in its discretion, participants may be permitted to designate, in such manner as may be established by the Administrator, a beneficiary to receive any cash or Common Stock that may be payable to the participant under the ESPP following the participant’s death. The ESPP is unfunded, and all funds received by the Company under the ESPP may be combined with other corporate funds and used for any corporate purpose, unless otherwise required by applicable law.

The Administrator may require any shares purchased under the ESPP to be deposited directly with a designated broker or agent, and the Administrator also may require that those shares be retained with the designated broker or agent for a specified period of time, in order to facilitate the tracking of “disqualifying dispositions” (as described below) or otherwise.

Adjustments

In the event of any stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, spin-off, or other similar change in capitalization or event, the number and class of shares approved under the ESPP, the purchase price for an offering, and the maximum number of shares which a participant may elect to purchase in any single offering will be adjusted to prevent dilution or enlargement of the rights of ESPP participants. If the Company is liquidated or dissolved, the Administrator may provide that purchase rights under the ESPP will convert into the right to receive liquidation proceeds (net of the purchase price). In connection with a merger with or into another corporation, a sale of all or substantially all of our assets or common stock, or any other transaction in which the owners of our voting power immediately before the transaction do not hold a majority following the transaction, the Administrator may take any of the following actions, or do any combination thereof: (i) determine that each outstanding purchase right will be assumed or an equivalent purchase right substituted by the successor corporation or the parent or subsidiary of the successor corporation; (ii) upon written notice to participants, provide that all outstanding purchase rights will become exercisable to the extent of accumulated payroll deductions as of a specified date that is more than 10 days before the effective date of the applicable corporate transaction; (iii) upon written notice to participants, provide that all outstanding purchase rights will be canceled and accumulated payroll deductions will be returned to participants; or (iv) if the applicable transaction provides for cash payments to the holders of the Company’s common stock, provide for cash payments to participants in amounts based on the per-share amount of such cash payments to the stockholders.

Amendment and Termination

The Board may amend, suspend or terminate the ESPP at any time, subject to stockholder approval where required by applicable law.

U.S. Federal Income Tax Consequences

The following is a general summary of certain United States federal income tax consequences related to the purchase of shares under the ESPP. This summary deals with general federal income tax principles under currently applicable law and is provided only for general information. Other taxes, such as foreign, state, and local income taxes and federal employment taxes, are not discussed in this summary. In any event, this summary is not intended as tax advice to ESPP participants, who should consult their own tax advisors regarding the tax consequences of participation in the ESPP.

Tax Consequences Generally

Except as may be provided with respect to any Non-423 Component of the ESPP that may be established by the Administrator, the ESPP is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 of the Code. The following is a general summary of tax consequences of participation in an offering under the Plan that is intended to qualify for treatment as an employee stock purchase plan within the meaning of Section 423 of the Code. For information regarding the U.S. federal income tax consequences of participation in the Non-423 Component of the ESPP (if any), see “Tax Consequences of the Non-423 Component” below.

Under the applicable Code provisions for Section 423 employee stock purchase plans, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the 423 Component. This means that an employee will not recognize taxable income upon being granted a purchase right under the ESPP or upon the purchase of shares. However, any shares acquired under the 423 Component will be purchased using after-tax compensation (meaning that the participant will recognize as ordinary income an amount equal to any compensation withheld for purposes of purchasing shares under the 423 Component). Upon a sale or disposition of shares purchased under the 423 Component, the participant will be subject to tax in an amount that depends upon the length of time the shares are held by the participant prior to disposing of them.

If the shares acquired under the 423 Component of the ESPP are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares (sometimes called a “qualifying disposition”), the participant (or the participant’s estate) generally will recognize compensation taxable as ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price, or (ii) an amount equal to the applicable discount from the fair market value of the shares as of the date of grant. The Company will not be entitled to a federal income tax deduction for any compensation income recognized by the participant in a qualifying disposition. Any additional gain recognized by the participant in such a qualifying disposition will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold in a qualifying disposition for a price that is less than the purchase price, there is no ordinary income and the participating employee generally would have a long-term capital loss for the difference between the purchase price and the sale price.

If shares acquired under the 423 Component of the ESPP are sold or otherwise disposed of before the expiration of the holding periods described above (sometimes called a “disqualifying disposition”) at a price that is more than the purchase price, the participant will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares on the date the participant purchased the shares under the 423 Component over the purchase price; and (ii) the participant’s employer generally will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the participant (subject to any applicable limitations on such deductions). Any additional gain on such sale or disposition will be long-term or short-term capital gain, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of in a disqualifying disposition at a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date the participant purchased the shares under the 423 Component over the purchase price (and the Company will generally be entitled to a corresponding deduction, subject to any applicable limitations on deductions), but the participant generally will have a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the purchase date. The deductibility of any losses realized by participants under the 423 Component may be subject to limitations under applicable law.

Tax Consequences of the Non-423 Component

Any Non-423 Component that may be established under the ESPP will not be intended to qualify as an “employee stock purchase plan” for purposes of Section 423 of the Code, and participants in the Non-423 Component therefore will not be eligible for the special tax treatment provided to other ESPP participants as described above.

A participant who is subject to U.S. federal income tax and who elects to purchase shares of the Company’s common stock under the Non-423 Component generally will recognize as ordinary income at the time of purchase the amount of the purchase price discount attributable to the participant’s purchased shares. Any shares acquired under the Non-423 Component will be purchased using after-tax compensation (meaning that the participant also will recognize as ordinary income an amount equal to any compensation withheld for purposes of purchasing shares under the Non-423 Component). To the extent that a participant recognizes ordinary income in the circumstances described above, the participant’s employer generally may be entitled to a corresponding deduction (subject to any applicable limitations on such deductions).

Upon subsequent sale of shares of common stock purchased under the 423 Component by a participant who is subject to U.S. federal income tax, the difference between the sale price and the Participant’s basis in the shares (generally, the fair market value on the date the shares were purchased) generally will be treated as a capital gain or loss, and will be long-term or short-term, depending on whether the shares are held for more than one year from the date the shares were purchased. The deductibility of any losses realized by participants under the Non-423 Component may be subject to limitations under applicable law.

New Plan Benefits

Participation in the ESPP is voluntary and dependent on each eligible employee’s election to participate, as well as the level of payroll deductions elected by each participant. As a result, future benefits under the ESPP cannot be determined at this time.

Registration with the SEC

Promptly following approval of the ESPP by our stockholders, the Company intends to file a Registration Statement on Form S-8 with the SEC relating to the shares of the Company’s common stock reserved for issuance under the ESPP.

Recommendation of the Board

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the BK Technologies Corporation Employee Stock Purchase Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth equity compensation plan information as of December 31, 2024:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	560,545(1)	$13.65(2)	39,455 (3)
Equity compensation plans not approved by security holders	—	$—	—
Total	560,545	$13.65	39,455

(1)         Includes 285,100 shares of common stock to be issued upon exercise of outstanding options to purchase common stock and 275,445 RSUs granted pursuant to our 2017 Plan as of December 31, 2024.

(2)         Excludes the RSUs referred to in footnote 1 because they have no exercise price.

(3)         All shares available for future issuance are under the 2017 Plan.

MISCELLANEOUS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, file with the SEC initial statements of beneficial ownership of common stock and statements of changes in beneficial ownership of common stock. To the best of our knowledge based solely on a review of these reports filed with the SEC and certain written representations furnished to us that no other reports were required, we believe that all Section 16 filing requirements applicable to our executive officers, directors and greater than 10% stockholders were complied with during the fiscal year ended December 31, 2024 and through the Record Date, except as follows: Forms 4 filed by Scott A. Malmanger and John M. Suzuki on each of January 4, 2024 and January 10, 2024, reporting the receipt of RSUs pursuant to the Executive Salary Swap Program on September 27, 2023 and December 29, 2023, respectively; Forms 4 filed by Joshua Horowitz, Robert J. Jackson, Charles T. Lanktree, E. Gray Payne and Lloyd R. Sams on February 9, 2024, reporting RSUs granted on February 6, 2024; Forms 4 filed by Mr. Suzuki, Mr. Malmanger and Branko Avanic on February 9, 2024, reporting a stock option granted on February 6, 2024; a Form 4 filed by Mr. Lanktree on December 16, 2024, reporting the sale of shares on December 4, 2024; a Form 4 filed by Mr. Horowitz on February 18, 2025, reporting a stock option granted on January 16, 2025; a Form 3 filed by Ellen O. O’Hara on February 20, 2025; a Form 4 filed by Ms. O’Hara on February 20, 2025, reporting RSUs granted on June 20, 2024 and a stock option granted on January 16, 2025; a Form 4 filed by Mr. Suzuki on March 13, 2025, reporting a stock option granted on July 11, 2023; Forms 4 filed by Messrs. Lanktree, Payne and Sams on March 17, 2025 and by Mr. Jackson on March 20, 2025, reporting RSUs granted on August 21, 2023 and December 14, 2023 and stock options granted on January 16, 2025; a Form 4 filed by Mr. Malmanger on March 31, 2025, reporting an option granted on July 11, 2023 and an exercise of options on November 20, 2024; and a grant of RSUs to Mr. Avanic on June 23, 2023.

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for fiscal 2024, as filed with the SEC, are available to stockholders without charge upon written request to our Corporate Secretary at 7100 Technology Drive, West Melbourne, Florida 32904.

Eliminating Duplicative Proxy Materials

A single Notice of Internet Availability of Proxy Materials or a single copy of our Annual Report on Form 10-K for fiscal 2024 and this proxy statement will be delivered to multiple stockholders who live at the same address. If you live at the same address as another stockholder and would like to receive your own copy of the Notice of Internet Availability of Proxy Materials, the 2024 annual report, or this proxy statement, or would like to receive multiple copies of our proxy materials in the future, please contact us at 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414.  A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2024 annual report and this proxy statement, will be delivered to you promptly and without charge.  If you live at the same address as another stockholder and are receiving multiple copies of our proxy materials, please contact us at the telephone number or address above if you only want to receive one copy of those materials.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2026 annual meeting of stockholders. To be eligible for inclusion in our 2026 proxy statement, any such proposals must meet the requirements of Rule 14a-8 under the Exchange Act and be delivered in writing to our Corporate Secretary at the address above no later than December 29, 2025, unless the date of the 2026 annual meeting of stockholders is more than 30 days from the anniversary date of the 2025 annual meeting of stockholders, in which case the proposals must be submitted a reasonable time before we begin to print and send our proxy materials. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

In addition, pursuant to the advance notice provisions set forth in our bylaws, for a stockholder’s proposal or nomination to be properly presented at the 2026 annual meeting of stockholders, but not submitted for inclusion in our proxy statement, such stockholder’s written notice of the intent of such stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting must be received by our Corporate Secretary at our principal executive offices not earlier than the close of business on the 180th day and not later than the close of business on the 120th day prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. As a result, stockholder nominations of director candidates for the 2026 annual meeting of stockholders, and proposals for the 2026 annual meeting of stockholders submitted outside the provisions of Rule 14a-8, will be considered untimely if submitted prior to October 30, 2025, or after December 29, 2025.  However, in the event that the date of the annual meeting is more than 30 days prior to or after the anniversary date of the previous year’s annual meeting of stockholders, notice by the stockholder must be received by our Corporate Secretary at our principal offices not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 75th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined in the bylaws) of the date of such annual meeting is first made. The bylaws specify the information that must accompany any such stockholder notices.

In addition to satisfying the foregoing requirements under our bylaws, including advance notice of director nominations, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice to our Corporate Secretary at the address above that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than April 20, 2026.

Any proxy granted with respect to the 2026 annual meeting of stockholders will confer on management discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframe provided above.

Forward-Looking Statements

Certain statements set forth in this proxy statement are forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, outlook, and expected growth, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “aim,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors, many of which have outcomes that are difficult to predict and may be outside our control, that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this proxy statement represent our views as of the date of this proxy statement. We anticipate that subsequent events and developments will cause our views to change; however, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this proxy statement. Our subsequent SEC filings may contain updates to the forward-looking statements contained herein.

Our Website

Although we include references to our website throughout this proxy statement, information contained on or accessible through our website is not a part of, and is not incorporated by reference into, this proxy statement or any other report or document we file with the SEC. Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.

Other Matters

As of the date of this proxy statement, our Board of Directors does not know of any other matters for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

If you have any questions, require any assistance in voting your shares in the Company, need any additional copies of the Company’s proxy materials, or have any other questions, please call Alliance Advisors LLC, the Company’s proxy solicitor, at the toll-free telephone number included below.

Alliance Advisors LLC 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 Toll-free number: 844-202-5734

ANNEX A

BK TECHNOLOGIES CORPORATION

2025 INCENTIVE COMPENSATION PLAN

1.         Establishment, Purpose, Duration.

a.          Establishment.  BK Technologies Corporation (the “Company”) hereby establishes an equity compensation plan to be known as the BK Technologies Corporation 2025 Incentive Compensation Plan (the “Plan”).  The Plan is effective as of March 12, 2025 (the “Effective Date”), subject to the approval of the Plan by the shareholders of the Company (the date of such shareholder approval being the “Approval Date”).  Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan.

b.             Purpose. The purpose of the Plan is to attract and retain Directors, Consultants, officers and other key Employees of the Company and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

c.             Duration. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

d.               Termination of Prior Plan. If the Company’s shareholders approve the Plan, the Company’s 2017 Incentive Compensation Plan (the “Prior Plan”) will terminate in its entirety effective on the Approval Date; provided that all outstanding awards under the Prior Plan as of the Approval Date shall remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan.

2.         Definitions. As used in the Plan, the following definitions shall apply.

a.         “Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

b.         “Approval Date” has the meaning given such term in Section 1(a).

c.         “Award” means an award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Other Share-Based Awards, or Cash-Based Awards granted pursuant to the terms and conditions of the Plan.

d.         “Award Agreement” means either: (a) an agreement, in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

e.         “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

f.         “Board” means the Board of Directors of the Company.

g.         “Business Combination” has the meaning given such term in Section 2(j).

h.         “Cash-Based Award” shall mean a cash Award granted pursuant to Section 11 of the Plan.

i.         “Cause” as a reason for a Participant’s termination of a Participant’s Continuous Service shall have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (a) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Subsidiary, (b) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Subsidiary, if any, (c) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Subsidiary, (d) any act by the Participant of dishonesty or bad faith with respect to the Company or a Subsidiary, (e) breach of fiduciary duties owed to the Company, (e) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (f) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Subsidiary. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

j.         “Change in Control” shall mean, unless otherwise specified in an Award Agreement, the occurrence of any of the following:

a.         The acquisition by any Person of Beneficial Ownership of more than fifty percent (50%) of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this paragraph, the following acquisitions shall not constitute or result in a Change in Control: (u) any acquisition directly from the Company, (v) any acquisition by the Company, (w) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest, (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (y) any acquisition by any entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) below; or

b.         Individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

c.         Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, or a sale or other disposition of all or substantially all of the assets of the Company (each a “Business Combination”), in each case, unless, following such Business Combination, (i) no Person (other than any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination; and (ii) at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

d.         A complete liquidation or dissolution of the Company.

k.         “Code” means the Internal Revenue Code of 1986, as amended.

l.         “Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

m.         “Company” has the meaning given such term in Section 1(a) and any successor thereto.

n.         “Consultant” means an independent contractor that (a) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (b) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

o.         “Continuous Service” means the uninterrupted provision of services to the Company or any Subsidiary in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Subsidiaries, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

p.         “Controlling Interest” has the meaning given such term in Section 2(j).

q.         “Date of Grant” means the date specified by the Committee on which the grant of an Award is to be effective. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.

r.         “Director” means any individual who is a member of the Board and who is not an Employee.

s.         “Effective Date” has the meaning given such term in Section 1(a).

t.         “Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Laws.

u.         “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

v.         “Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable the NYSE American, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

w.         “Good Reason” shall, with respect to any Participant, have the meaning specified in the applicable Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's duties or responsibilities as assigned by the Company or a Subsidiary, or any other action by the Company or a Subsidiary which results in a material diminution in such duties or responsibilities, excluding for this purpose any action which is remedied by the Company or a Subsidiary promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Subsidiary to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or a Subsidiary promptly after receipt of notice thereof given by the Participant.

x.         “Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

y.         “Incumbent Board” has the meaning given such term in Section 2(j).

z.         “Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

aa.         “Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

bb.         “Outstanding Company Common Stock” has the meaning given such term in Section 2(j).

cc.         “Outstanding Company Voting Securities” has the meaning given such term in Section 2(j).

dd.         “Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

ee.         “Performance Award” has the meaning given such term in Section 14(a).

ff.         “Performance Objectives” means the performance objective or objectives established by the Committee with respect to an Award granted pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives set forth in Section 14(a). The Performance Objectives may be made relative to the performance of a group of comparable companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors. Any Performance Objectives that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), if applicable, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

gg.         “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

hh.         “Plan” means this BK Technologies Corporation 2025 Incentive Compensation Plan, as amended from time to time.

ii.         “Prior Plan” has the meaning given such term in Section 1(d).

jj.         “Qualified Termination” means any termination of a Participant’s Continuous Service during the two-year period commencing on a Change in Control (a) by the Company, any of its Subsidiaries or the resulting entity in connection with a Change in Control other than for Cause, or (b) by the Participant for Good Reason.

kk.         “Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

ll.         “Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

mm.         “SEC” means the United States Securities and Exchange Commission.

nn.         “Share” means a share of common stock of the Company, par value $.60 per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 16.

oo.         “Stock Appreciation Right” means a right granted pursuant to Section 7.

pp.         “Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

qq.         “Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

rr.         “Ten Percent Shareholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3.         Shares Available Under the Plan.

a.         Shares Available for Awards. The maximum number of Shares that may be granted pursuant to Awards under the Plan shall be 500,000 Shares. All of the Shares authorized for grant under the Plan may be issued pursuant to Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 16.

b.         Share Counting. The following Shares shall not count against the Share limit in Section 3(a): (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated; (ii) Shares covered by an Award that is settled only in cash; and (iii) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees, Directors or Consultants as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

c.         Prohibition of Liberal Share Recycling. The following Shares subject to an Award shall not again be available for grant as described above, regardless of whether those Shares are actually issued or delivered to the Participant: (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation; and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

d.         Director Limit. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (determined as of the applicable Date(s) of Grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year, taken together with any cash fees paid to such person during such calendar year, shall not exceed $500,000.

4.         Administration of the Plan.

a.         In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or Employees any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

b.         Determinations. The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, shareholders, Directors, Consultants, Employees, Participants and their estates and beneficiaries.

c.         Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control.

5.         Eligibility and Participation. Each Employee, Director and Consultant is eligible to be selected to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Laws and the amount of each Award. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

6.         Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.         Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12). The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. No dividend equivalents may be granted with respect to the Shares underlying a Stock Option.

b.         Exercise Price. The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c.         Term. The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

d.         Exercisability. Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one or more Performance Objectives, and (b) time-based vesting requirements.

e.         Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid, in the discretion of the Committee and as set forth in the applicable Award Agreement: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

f.         Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(i)         Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii)         To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii)         No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Shareholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7.         Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.         Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12). No dividend equivalents may be granted with respect to the Shares underlying a Stock Appreciation Right.

b.         Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c.         Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

d.         Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

e.         Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8.         Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.         Award Agreement. Each Restricted Shares Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12).

b.         Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

c.         Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain any certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

d.         Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period; provided, however, that any dividends with respect to unvested Restricted Shares shall be accumulated or deemed reinvested in additional Restricted Shares, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

9.         Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.         Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12).

b.         Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

c.         Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

d.          Dividend Equivalents. Restricted Share Units may provide the Participant with dividend equivalents, payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to unvested Restricted Share Units shall be accumulated or deemed reinvested in additional Restricted Share Units, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

10.         Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

a.         Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12).

b.         Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

c.         Dividend Equivalents. Other Share-Based Awards may provide the Participant with dividend equivalents, on payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to unvested Other Share-Based Awards shall be accumulated or deemed reinvested, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

11.         Cash-Based Awards. Subject to the terms and conditions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions as shall be determined by the Committee in its sole discretion. Each Cash-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and the other terms and conditions, as applicable, of such Award which may include, without limitation, restrictions based on the achievement of specific Performance Objectives and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12).

12.         Minimum Vesting Provisions. Subject to Sections 19, 21 and 22(b) of the Plan, (a) no condition on vesting or exercisability of an Award, whether based on continued employment or other service or based upon the achievement of Performance Objectives, shall be based on service or performance (as applicable) over a period of less than one year, and (b) upon and after such minimum one-year period, restrictions on vesting or exercisability may lapse on a pro-rated, graded, or cliff basis as specified in the Award Agreement; provided, however, that Awards covering up to five percent (5%) of the Shares reserved for issuance pursuant to Section 3(a) may be granted under the Plan as unrestricted Shares or otherwise as Awards with a performance period or vesting period of less than one year.

13.         Compliance with Section 409A. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 13): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (ii) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

14.         Performance Objectives.

a.         In General. As provided in the Plan, the vesting, exercisability and/or payment of any Award may be conditioned upon the achievement of one or more Performance Objectives (any such Award, a “Performance Award”). Any Performance Objectives shall be based on the achievement of one or more criteria selected by the Committee, in its discretion, which may include, but shall not be limited to, the following: (i) earnings per share; (ii) revenues or margins; (iii) cash flow; (iv) operating margin; (v) return on net assets, investment, capital, or equity; (vi) economic value added; (vii) direct contribution; (viii) net income; pretax income; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (ix) working capital; (x) management of fixed costs or variable costs; (xi) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (xii) total shareholder return; (xiii) debt reduction; (xiv) market share; (xv) entry into new markets, either geographically or by business unit; (xvi) customer retention and satisfaction; (xvii) strategic plan development and implementation, including turnaround plans; and/or (xviii) the Fair Market Value of a Share.

b.          Establishment of Performance Objectives. With respect to any Performance Award, the Committee shall establish in writing the Performance Objectives, the performance period, and any formula for computing the payout of the Performance Awards. Such terms and conditions shall be established in writing during the first ninety days of the applicable performance period (or by such other date as may be determined by the Committee, in its discretion).

c.          Certification of Performance. Prior to payment, exercise or vesting of any Performance Award, the Committee will certify in writing whether the applicable Performance Objectives and other material terms imposed on such Performance Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Performance Award.

d.         Adjustments. If the Committee determines that a change in the Company’s business, operations, corporate structure or capital structure, or in the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may, in its discretion and without the consent of any Participant, adjust such Performance Objectives or the related level of achievement, in whole or in part, as the Committee deems appropriate and equitable, including, without limitation, to exclude the effects of events that are unusual in nature or infrequent in occurrence (as determined in accordance with applicable financial accounting standards), cumulative effects of tax or accounting changes, discontinued operations, acquisitions, divestitures and material restructuring or asset impairment charges.

15.         Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

16.         Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the number and kind of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 16 that would (i) cause any Stock Option intended to qualify as an ISO to fail to so qualify, (ii) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

17.         Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

18.         Withholding Taxes. To the extent required by Applicable Laws, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of the exercise of a Stock Option or Stock Appreciation Right, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment, or recognize the transfer or disposition of any Shares, until such withholding tax obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a value (as determined by the Company) equal to the amount required to be withheld. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee. In no event will the value of the Shares to be withheld or tendered pursuant to this Section 18 to satisfy applicable withholding taxes exceed the amount of taxes required to be withheld based on the maximum statutory tax rates in the applicable taxing jurisdictions.

19.         Foreign Participants. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may approve such sub-plans, supplements to or amendments, modifications, restatements or alternative versions of this Plan as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have Employees or Consultants.

20.         Compensation Recovery Policy. Any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of the Company’s Clawback Policy, or any successor or supplemental compensation recovery policy maintained by the Company from time to time.

21.         Change in Control.

a.         Committee Discretion. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, determine whether and to what extent outstanding Awards under the Plan shall be assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, whether such Awards shall be continued by the Company), in each case subject to equitable adjustments in accordance with Section 16 of the Plan.

b.         Awards that are Assumed. To the extent outstanding Awards granted under this Plan are assumed, converted or replaced by the resulting entity in the event of a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are continued by the Company) as provided in Section 21(a) of the Plan, then, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) any outstanding Awards that are subject to Performance Objectives shall be converted by the resulting entity, as if “target” performance had been achieved as of the date of the Change in Control, and shall continue to vest during the remaining performance period or other period of required service, and (ii) all other Awards shall continue to vest during the applicable vesting period, if any. Notwithstanding the preceding sentence, if a Participant incurs a Qualified Termination, then upon such termination (A) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (B) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (C) all outstanding Awards shall become fully vested.

c.         Awards that are not Assumed. To the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are not continued by the Company) in accordance with Section 21(a) of the Plan, then effective immediately prior to the Change in Control, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (ii) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (iii) all outstanding Awards shall become fully vested.

d.         Cancellation Right. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, provide that any outstanding Award (or a portion thereof) shall, upon the occurrence of such Change in Control, be cancelled in exchange for a payment in cash or other property (including shares of the resulting entity in connection with a Change in Control) in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Award, over any exercise price related to the Award, which amount may be zero if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards.

22.         Amendment, Modification and Termination.

a.         In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires shareholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

b.         Adjustments to Outstanding Awards. The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee shall not make any adjustment pursuant to this Section 22(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A.

c.         Prohibition on Repricing. Except for adjustments made pursuant to Sections 16 or 21, the Board or the Committee will not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the shareholders of the Company, except as provided in Sections 16 or 21. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the shareholders of the Company. This Section 22(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without shareholder approval and will not be construed to prohibit the adjustments provided for in Sections 16 or 21.

d.         Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 16, 21, 22(b) and 24(d)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an ISO held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

23.         Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Nevada, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

24.         Miscellaneous.

a.         Deferral of Awards. Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

b.         No Right of Continued Service. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. Awards granted under the Plan shall not be considered a part of any Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments, and in no event shall any Award be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary or affiliate.

c.         Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

d.         Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

e.         Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

f.         Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

[END OF DOCUMENT]

ANNEX B

BK TECHNOLOGIES CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

1.         Establishment and Purpose of Plan. This BK Technologies Corporation Employee Stock Purchase Plan (the “Plan”) was adopted by the Board on April 23, 2025, subject to approval of the Plan by the stockholders of the Company at the 2025 Annual Meeting of Stockholders. The purpose of the Plan is to provide eligible employees of the Company and its Designated Subsidiaries with opportunities to purchase shares of the Company’s Common Stock. In general, it is intended that the Plan will constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, and the Plan shall be interpreted in accordance with that intent. However, the Administrator may establish a separate component of the Plan that is not intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code and that is intended to provide opportunities to purchase the Company’s Common Stock to employees located outside of the United States (the “Non-423 Component”). Except as otherwise determined by the Administrator pursuant to the authority provided herein, the Non-423 Component, if any, shall operate and be administered in the same manner as the rest of the Plan. Unless otherwise defined herein, capitalized terms used in this Plan shall have the meanings ascribed to them in Section 2.

2.         Definitions.

(a)          “Administrator” means the Committee (or a delegate appointed in accordance with Section 4(b)).

(b)          “Board” means the Board of Directors of the Company.

(c)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. A reference to any specific section of the Code shall also be deemed to be a reference to the provisions of any section of the final treasury regulations issued by the U.S. Department of the Treasury under the Code, as amended from time to time, under that Code section.

(d)          “Committee” means the Compensation Committee of the Board (or any other committee or subcommittee of the Board which the Board may appoint to administer the Plan). Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) any other qualifications required by the applicable exchange on which the Common Stock is traded.

(e)         “Common Stock” means the Company’s common stock, $0.60 par value per share.

(f)          “Company” means BK Technologies Corporation, a Nevada corporation (or any successor company).

(g)          “Compensation” means, except as otherwise determined by the Administrator, an Eligible Employee’s regular salary or wages, excluding any overtime, bonuses, commissions or other compensation. The Administrator shall have the discretion to determine the application of this definition to Participants, including those outside working outside the United States.

(h)          “Designated Subsidiary” means any present or future Subsidiary that has been designated by the Administrator to participate in the Plan. The Administrator may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders, and may separately designate any Designated Subsidiaries as participating in the Non-423 Component. The Administrator may also determine which Subsidiaries and Eligible Employees may be excluded from participation in the Plan, consistent with Section 423 of the Code (or as otherwise may be determined by the Administrator with respect to the Non-423 Component) and determine which Designated Subsidiaries shall participate in separate Offerings. For purposes of clarity, except as otherwise may be provided by the Administrator with respect to the Non-423 Component, only those Subsidiaries that qualify as “subsidiary corporations” to the Company within the meaning of Section 424(f) of the Code may be Designated Subsidiaries with respect to any Offering under the Plan.

(i)          “Eligible Employee” has the meaning set forth in Section 6.

(j)          “Enrollment Form” means an agreement, which may be electronic, pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering.

(k)          “Exercise Date” means the last Trading Day of an Offering Period.

(l)          “Fair Market Value” on any given date means the closing price of the Common Stock on the applicable Trading Day, as reported on the NYSE American or such other national securities exchange upon which the Common Stock may be listed at the time.

(m)          “Non-423 Component” has the meaning set forth in Section 1.

(n)          “Offering” means an offering to Eligible Employees to purchase Common Stock under the Plan. Unless otherwise determined by the Administrator, each Offering under the Plan in which Eligible Employees of one or more Designated Subsidiaries may participate may be deemed a separate offering for purposes of Section 423 of the Code, even if the dates of the applicable Offering Period are identical, and the provisions of the Plan will separately apply to each Offering. The terms of any such separate Offerings need not be identical, provided that all Eligible Employees granted a Purchase Right in a particular Offering will have the same rights and privileges, except as otherwise may be permitted by Code Section 423 or as otherwise may be determined by the Administrator with respect to an Offering under the Non-423 Component.

(o)          “Offering Date” means the first Trading Day of an Offering Period.

(p)          “Offering Period” means the period of time specified by the Administrator pursuant to Section 5 with respect to an Offering during which payroll deductions are accumulated from Participants and applied to the purchase of Common Stock in such Offering.

(q)         “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

(r)          “Participant” means, at any time, an individual who is an Eligible Employee as determined in Section 6 and who has enrolled in the Plan in compliance with the provisions of Section 7.

(s)          “Plan” means the BK Technologies Corporation Employee Stock Purchase Plan, as set forth in this document and as it may be amended from time to time.

(t)          “Purchase Price” has the meaning set forth in Section 11.

(u)          “Purchase Right” has the meaning set forth in Section 11.

(v)          “Reorganization Event” means: (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s aggregate outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the aggregate outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; (iii) the sale of all of the Common Stock to an unrelated person, entity or group thereof acting in concert; or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

(w)          “SEC” means the United States Securities and Exchange Commission.

(x)          “Subsidiary” means, as applicable: (i) a “subsidiary corporation” of the Company within the meaning Section 424(f) of the Code; or, (ii) solely with respect to the Non-423 Component, any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under the common control with, the Company, whether or not such entity is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

(y)         “Trading Day” means a day on which the NYSE American (or such other national securities exchange upon which the Common Stock may be listed at the time) is open for trading.

3.         Share Reserve. Subject to adjustment as provided in Section 15, the maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 150,000 shares, which may consist of authorized but unissued shares, treasury shares, shares acquired on the open market, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled without the issuance of shares of Common Stock thereunder, the shares of Common Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4.         Administration.

(a)         In General. The Plan shall be administered by the Administrator. The Administrator has full authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable and appoint such agents as it deems appropriate for the proper administration of the Plan; (ii) interpret and construe, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any Enrollment Form or other instrument or agreement relating to the Plan; (iii) determine the terms and conditions of any right to purchase shares of Common Stock under the Plan; (iv) make all determinations and take all actions it deems advisable for the administration of the Plan, including to accommodate the specific requirements of local laws, regulations and procedures for jurisdictions outside the United States, such as adopting rules and procedures regarding payment of interest (if any), conversion of local currency, payroll tax, withholding procedures and handling of stock certificates that vary with local requirements outside of the United States, and adopting sub-plans applicable to particular Designated Subsidiaries or locations, which sub-plans may be necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, as further set forth in Section 17 below; (v) determine eligibility and decide all disputes arising in connection with the Plan; (vi) amend an outstanding right to purchase shares of Common Stock, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 15 or Section 16 (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Purchase Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan; and (vii) otherwise supervise and take any other actions necessary or desirable for the administration of the Plan. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. Neither the Administrator nor any member of the Board, the Committee or any other individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Purchase Right granted hereunder.

(b)         Delegation. Subject to applicable laws, the Administrator may delegate administrative authority hereunder to one or more officers of the Company or to such other individual or group as the Administrator may determine in its discretion.

(c)         Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Administrator under the Plan or may act as the Administrator of the Plan for any or all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as Administrator of the Plan, the Board shall have all the powers of the Administrator hereunder, and any reference in the Plan to the Administrator (other than in this Section 4(c)) shall include the Board.

5.          Offerings. The Company will make one or more Offerings to Eligible Employees to purchase Common Stock under the Plan. The Administrator shall, in its discretion, designate the Offering Period for any Offering, provided that no Offering Period shall exceed 27 months in duration. Unless and until otherwise determined by the Administrator, each Offering Period shall be a period of six months beginning on May 15 or November 15. Subject to applicable law, the Administrator, or its delegate, retains the discretion to impose trading restrictions or holding requirements on Common Stock purchased with respect to a particular Offering. If the Administrator elects to impose such restrictions or requirements, the restrictions or requirements will be described in the enrollment materials for the applicable Offering.

6.          Eligibility.

(a)         Eligible Employees. Except as otherwise provided in this Section 6, all individuals classified as employees on the payroll records of the Company and each Designated Subsidiary are eligible to participate in any one or more of the Offerings under the Plan (“Eligible Employees”). Notwithstanding the foregoing, no Participant may be granted a Purchase Right hereunder if such Participant, immediately after the Purchase Right was granted, would be treated as owning stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock which the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. Further notwithstanding the foregoing, the Administrator may determine, prior to the beginning of an Offering, that one or more of the following categories of Eligible Employees shall not be eligible to participate in the Plan with respect to such Offering (provided that any such determination shall be applied in a consistent manner to all employees of the applicable corporation(s)):

(i)         Employees who have been employed by the Company or a Designated Subsidiary for less than one month (or for less than such other period of time, not greater than two years, as may be specified by the Administrator);

(ii)          Employees who customarily work not more than twenty (20) hours per week (or such shorter period of time as may be specified by the Administrator);

(iii)         Employees who customarily work not more than five (5) months per calendar year (or such shorter period of time as may be specified by the Administrator);

(iv)         “Highly compensated employees” (as defined in Section 414(q) of the Code), or a subset of highly compensated employees specified by the Administrator who (A) are officers of the Company and subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934 as amended, and/or (B) have compensation (within the meaning of Section 415(c)(3) of the Code) exceeding an amount specified by the Administrator that is higher than the amount provided in Section 414(q)(1)(B)(i) of the Code for the applicable calendar year; or

(v)          Employees who are citizens or residents of a non-U.S. jurisdiction, if the grant of a purchase right under the Plan to such an employee would be prohibited under the laws of such jurisdiction, or if compliance with the laws of such jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.

(b)          Employment Relationship. Notwithstanding any other provision herein, individuals who are not classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system on the Offering Date are not considered to be “Eligible Employees” of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan with respect to such Offering. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not classified as of an Offering Date as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s payroll system to become eligible to participate in an Offering under this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein. For purposes of the Plan, in accordance with Treas. Reg. § 1.421-1(h)(2), the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Designated Subsidiary that does not exceed three months and during any period longer than three months if the individual’s right to reemployment is guaranteed by statute or contract.

(c)         Determination by Administrator. The Administrator retains the discretion to determine which Eligible Employees may participate in the Plan pursuant to and consistent with Treasury Regulation §§ 1.423-2(e) and (f) (or as otherwise may be determined by the Administrator with respect to the Non-423 Component).

(d)         Certain Exclusions from Non-423 Component. In the case of the Non-423 Component or any Offering thereunder, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.

7.          Participation.

(a)          Participants on Offering Date. An Eligible Employee may elect to participate in the Plan by properly completing and submitting an Enrollment Form (in the manner described in Section 7(b)) by such deadline as shall be established by the Administrator for the Offering and in accordance with enrollment procedures established by the Administrator. Participation in the Plan is entirely voluntary.

(b)          Enrollment. The Enrollment Form shall (i) state a whole percentage or, to the extent permitted by the Administrator, a fixed dollar amount, to be deducted from an Eligible Employee’s Compensation per pay period during an Offering, (ii) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan and (iii) specify the name or names in which shares of Common Stock purchased for such individual are to be issued pursuant to Section 13. An employee who does not enroll in an Offering in accordance with these procedures shall be deemed to have waived participation in such Offering.

(c)          Re-Enrollment. Except as otherwise determined by the Administrator prior to the commencement of the enrollment period for an Offering Period, the elections made by an Eligible Employee on an Election Form submitted with respect to a particular Offering Period shall apply only to that Offering Period. Notwithstanding the foregoing, the Administrator may provide, prior to the commencement of the enrollment period for an Offering Period, that the enrollment decision and payroll deduction rate selected by a Participant in the Enrollment Form for such Offering Period, once effective, shall remain in effect for subsequent Offering Periods unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 9, (ii) withdraws from the Plan in accordance with Section 10, or (iii) terminates employment or otherwise becomes ineligible to participate in the Plan.

(d)          Electronic Submission of Enrollment Form. The Administrator may specify that Enrollment Forms to be submitted to the Company pursuant to this Section 7 or Section 10 below are to be submitted electronically via the Company’s intranet or the internet site of a third party or via email or any other means of electronic delivery specified by the Administrator.

(e)          Participation is Voluntary. Participation in the Plan is not required and is entirely voluntary. Further, participation in the Plan shall neither be permitted nor denied contrary to the requirements of the Code.

8.          Employee Contributions. Subject to the annual dollar amount limitation set forth in Section 11(b), each Eligible Employee may, by submitting an Enrollment Form as described in Section 7(b), authorize payroll deductions, in whole percentages, at a minimum of 1% up to a maximum of 15% of such employee’s Compensation (or such other maximum percentage deduction as may be determined by the Administrator), or, to the extent permitted by the Administrator, in a fixed dollar amount, such employee’s Compensation (between such minimum and maximum dollar amount as specified by the Administrator prior to the applicable Offering), to be deducted on a pro rata basis for each pay period during an Offering Period. Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the last day of the Offering Period. Payroll deductions shall be made in accordance with the Eligible Employee’s election; however, if the Eligible Employee elects to contribute in whole percentages, due to rounding or other administrative reasons, the actual percentage contributed may be less than the elected percentage. The Company shall maintain notional book accounts showing the amount of payroll deductions made by each Participant for each Offering Period, but the Company will not hold payroll deductions in a trust or in any segregated account, unless otherwise determined by the Administrator or required by applicable law. No interest shall accrue or be paid on payroll deductions, except as may be required by applicable law. If payroll deductions for purposes of the Plan are prohibited or otherwise problematic under applicable law (as determined by the Administrator in its discretion), the Administrator may require Participants to contribute to the Plan by such other means as determined by the Administrator. Any reference to “payroll deductions” in this Section 8 (or in any other section of the Plan) shall similarly cover contributions by other means made pursuant to this Section 8.

9.          Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase, decrease or suspend the Participant’s payroll deductions during the applicable Offering Period, but may increase or decrease his or her payroll deduction with respect to the next Offering Period (subject to the limitations of Section 10) by filing a new Enrollment Form by such deadline as shall be established by the Administrator for the applicable Offering Period. The Administrator may, in advance of any Offering Period, establish rules permitting a Participant to increase, decrease or suspend his or her payroll deduction during the Offering Period.

10.          Withdrawal. A Participant may withdraw from participation in the Plan by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw (in accordance with such procedures as may be established by the Administrator). The Participant’s withdrawal shall be effective as of the next business day, or as soon as practicable thereafter. Following a Participant’s withdrawal, the Company shall promptly refund such individual’s entire account balance under the Plan to the Participant (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering Period, but may enroll in a subsequent Offering in accordance with Section 7.

11.          Grant of Purchase Rights.

(a)         On each Offering Date, the Company shall grant to each Participant in the Plan the right to purchase (“Purchase Right”), on the Exercise Date and at the Purchase Price hereinafter provided for, the lowest of (i) a number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Purchase Price (as defined herein); (ii) 4,000 shares of Common Stock (or such other maximum number of shares as may be determined by the Administrator prior to an Offering Period), subject to adjustment pursuant to Section 15 or Section 16; provided, however, that such Purchase Right shall be subject to the limitations set forth below, including the limitations set forth in Section 11(b). Each Participant’s Purchase Right shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Purchase Right shall be as determined by the Administrator in advance of the applicable Offering Period (the “Purchase Price”) in accordance with the limitations of Section 423 of the Code. Unless and until otherwise determined by the Administrator, the Purchase Price for each Offering shall be the lesser of 85% of the Fair Market Value of the Common Stock on the Offering Date or 85% of the Fair Market Value of the Common Stock on the Exercise Date.

(b)         Notwithstanding the foregoing, no Participant may be granted a Purchase Right which permits the Participant’s rights to purchase stock under the Plan, and any other employee stock purchase plan (described in Section 423 of the Code) of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the Offering Date) for each calendar year in which the Purchase Right is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Purchase Rights into account in the order in which they were granted.

12.          Exercise of Purchase Right and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Purchase Right on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as the Participant’s accumulated payroll deductions on such date shall purchase at the Purchase Price, subject to any other limitations contained in the Plan. Unless otherwise determined by the Administrator in advance of an Offering Period, no fractional shares shall be issued pursuant to the exercise of any Purchase Right, and any amount remaining in a Participant’s account after the purchase of shares on the Exercise Date of an Offering Period solely by reason of any inability to purchase a fractional share shall be carried forward to the next Offering Period; any other balance remaining in a Participant’s account at the end of an Offering Period shall be promptly refunded to the Participant.

13.          Issuance of Shares. Shares of Common Stock may be issued under the Plan, and certificates (if any) representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee. The Administrator may permit or require that such shares of Common Stock be deposited directly with a broker or agent designated by the Administrator, and the Administrator may utilize electronic or automated methods of share transfer. Further, the Administrator may require that shares of Common Stock issued under the Plan be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions (within the meaning of Section 421(b) of the Code) of such shares of Common Stock. Participants will not have any voting, dividend, or other rights of a stockholder with respect to the shares of Common Stock until such shares have been delivered pursuant to this Section 13. All transactions under this Plan are subject to the Company’s insider trading policy as may be in effect from time to time. This includes any blackout period prohibition or requirement to obtain mandatory pre-clearance of transactions such as enrollment, withdrawal, or trading. If the standard enrollment period is scheduled to occur during a blackout period, arrangements will be made to allow for restricted insiders to update their elections during the preceding open trading window.

14.          Rights on Termination or Transfer of Employment. If a Participant’s employment terminates for any reason, or if the Participant’s employment status changes such that the Participant is no longer an Eligible Employee, before the Exercise Date for any Offering Period, no further payroll deductions shall be taken from any pay due and owing to the Participant and the balance in the Participant’s notional account shall be paid, as if such Participant had withdrawn from the Plan under Section 10, to such Participant or, in the case of such Participant’s death, to the legal representative of the Participant’s estate. An employee shall be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. Unless otherwise determined by the Administrator, a Participant whose employment transfers between the Company and/or one or more of its Designated Subsidiaries, or whose employment terminates with an immediate rehire (with no break in service) by the Company or a Designated Subsidiary, shall not be treated as having terminated employment for purposes of participating in the Plan or an Offering.

15.          Adjustment in Case of Changes Affecting Common Stock. Subject to any required action by the stockholders of the Company, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Common Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan, the limit on the shares which may be purchased by any Participant during an Offering (as described in Section 11(a)) and the number of shares of Common Stock subject to, and the Purchase Price of, each outstanding Purchase Right, in order to prevent dilution or enlargement of Participants’ rights under the Plan. Any fractional share resulting from an adjustment pursuant to this Section 15 shall be rounded down to the nearest whole number, and in no event may the Purchase Price of any Purchase Right be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Administrator pursuant to this Section 15 shall be final, binding and conclusive.

16.          Reorganization Events. In connection with a Reorganization Event, the Administrator may take such actions with respect to outstanding Purchase Rights as the Administrator deems appropriate, consistent with applicable law and the treatment of the Plan (other than the Non-423 Component thereof) as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, including, any one or more of the following:

(a)          provide that Purchase Rights shall be assumed, or substantially equivalent Purchase Rights shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

(b)          upon written notice to Participants, provide that all outstanding Purchase Rights will be terminated as of the effective date of the Reorganization Event and that all such outstanding Purchase Rights will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Administrator in such notice, which date shall not be less than ten (10) days preceding the effective date of the Reorganization Event;

(c)          upon written notice to Participants, provide that all outstanding Purchase Rights will be cancelled as of a date prior to the effective date of the Reorganization Event and that all accumulated payroll deductions will be returned to the Participant on such date;

(d)          in the event of a Reorganization Event under the terms of which holders of Common Stock will receive, upon consummation thereof, a cash payment for each share surrendered in the Reorganization Event, make or provide for a cash payment to a Participant equal to the excess, if any, of (i) the amount of cash payable for a Common Share pursuant to the Reorganization Event times the number of shares of Common Stock subject to the Participant’s Purchase Right over (ii) the aggregate Purchase Price of the Common Stock subject to such Purchase Right, in exchange for the termination of such Purchase Right;

(e)          provide that, in connection with a liquidation or dissolution of the Company, Purchase Rights shall convert into the right to receive liquidation proceeds (net of the Purchase Price thereof); or

(f)          any combination of the foregoing.

For purposes of clause (a) above, a Purchase Right shall be considered assumed if, following consummation of the Reorganization Event, the Purchase Right confers the right to purchase, for each share of Common Stock subject to the Purchase Right immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities, or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Purchase Rights to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Administrator) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

In addition, any action taken under this Section 16 shall be consistent with the intent that Purchase Rights granted under the Plan (other than Purchase Rights granted under the Non-423 Component thereof) will comply with Section 423 of the Code, unless otherwise expressly determined by the Administrator. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other Reorganization Event.

17.          Special Rules and Sub-Plans. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules or sub-plans applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees, regarding, without limitation, eligibility to participate in the Plan, handling and making of payroll deductions or contribution by other means, establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements; provided that if such special rules or sub-plans are inconsistent with the requirements of Section 423 of the Code, the employees subject to such special rules or sub-plans shall participate in the Non-423 Component, and Purchase Rights granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code.

18.          Amendment, Suspension and Termination of the Plan.

(a)         Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that, without the approval by the stockholders of the Company within 12 months of such Board action, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval under the requirements of any stock exchange upon which the shares may then be listed or in order for the Plan to qualify as an “employee stock purchase plan” under Section 423(b) of the Code. In no event may any amendment be made which would cause the Plan (other than the Non-423 Component thereof) to fail to comply with Section 423 of the Code.

(b)         Suspension of the Plan. The Administrator may, at any time, suspend the Plan; provided that the Company shall provide notice to the Participants prior to the effectiveness of such suspension. The Administrator may resume the operation of the Plan following any such suspension; provided that the Company shall provide notice to the Participants prior to the date of termination of the suspension period. A Participant shall remain a Participant in the Plan during any suspension period (unless the Participant withdraws pursuant to Section 10). However, no Purchase Rights shall be granted or exercised, and no payroll deductions shall be made in respect of any Participant, during the suspension period.

(c)          Termination of the Plan. The Board reserves the right to terminate the Plan, in whole or in part, at any time. The Plan shall terminate upon the date when all shares of Common Stock reserved under Section 3 of the Plan have been purchased, or upon such earlier date as may be determined by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.

19.          Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares of Common Stock purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned in a manner consistent with the requirements of Section 423(b)(4) and (5) of the Code and the regulations thereunder among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.

20.          Notification Upon Sale of Shares. Each Participant shall agree, by enrolling in the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Purchase Right pursuant to which such shares were purchased or within one year after the date such shares were purchased.

21.          Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees participating in the Plan shall have the same rights and privileges, except as otherwise may be determined by the Administrator with respect to the Non-423 Component.

22.          General.

(a)          No Right to Purchase Rights; No Stockholder Rights; No Right to Employment. No person shall have any right to be granted any Purchase Right under the Plan. No person shall have any rights as a stockholder with respect to any Common Stock to be issued under the Plan prior to the issuance thereof. The Plan is not a contract of employment, and the terms of employment of any Participant shall not be affected in any way by the Plan except as specifically provided in the Plan. The establishment of, enrollment in, or grant of a Purchase Right under the Plan shall not be construed as giving any person the right to be retained in the employ of the Company or any Subsidiary. Further, the Company and each Subsidiary expressly reserves the right at any time to dismiss an employee free from any liability or any claim under the Plan, except as expressly provided herein.

(b)          Purchase Rights Not Transferable. Except as provided herein, or to the extent otherwise required by applicable law, no Participant may alienate, commute, anticipate, assign, pledge, encumber, transfer, or dispose of any Purchase Rights hereunder, which Purchase Rights and the right to receive them are expressly declared to be nonassignable and nontransferable. Further, notwithstanding any other provision of the Plan to the contrary, Purchase Rights are not transferable by a Participant other than by will or the laws of descent and distribution and are exercisable during the Participant’s lifetime only by the Participant. Notwithstanding the foregoing, if so determined by the Administrator, in its discretion, Participants may be permitted to designate, in such manner as may be established by Administrator, a beneficiary to receive any cash or Common Stock that may be payable to the Participant under the Plan following the Participant’s death.

(c)          Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose, unless otherwise required under applicable law.

(d)          Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to the completion of any registration or qualification of the Common Stock under any U.S. or non-U.S. local, state or federal securities or exchange control law, or under rulings or regulations of the SEC or of any other governmental regulatory body, and to obtaining any approval or other clearance from any U.S. and non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company may, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the Common Stock with the SEC or any other U.S. or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of such stock. If, pursuant to this Section 22, the Administrator determines that the shares of Common Stock will not be issued to any Participant, all accumulated payroll deductions will be promptly refunded, without interest (unless otherwise required pursuant to applicable law), to the Participant, without any liability to the Company or any of its Subsidiaries.

(e)          Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

(f)          Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

(g)          Compliance with Applicable Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to a right to purchase unless the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934 (each as amended) and the requirements of any stock exchange upon which the shares may then be listed.

(h)          Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed and enforced as if such provision had not been included.

(i)          Governing Law. This Plan and all Purchase Rights and actions taken thereunder shall be governed by, and construed in accordance with, applicable federal law and, to the extent not preempted by applicable federal law, the laws of the State of Nevada, applied without regard to conflict of law principles.

(j)          Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary may, but shall not be obligated to, withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary any tax deductions or benefits attributable to the sale or disposition of Common Stock by such Participant. In addition, the Company or any Subsidiary may, but shall not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding that the Company or any Subsidiary deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f). The Company shall not be required to issue any Common Stock under the Plan until such obligations are satisfied.

(k)          Section 409A of the Code. The Plan is intended to be exempt from the provisions of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. Notwithstanding the foregoing, neither the Company, the Board, the Committee nor the Administrator shall have any liability to a Participant or any other party if a Purchase Right to purchase Common Stock under the Plan fails to be exempt from or compliant with Section 409A of the Code, or for any action taken by the Administrator with respect thereto. The Company makes no guaranty or warranty of the tax treatment of Purchase Rights under the Plan, under Section 409A or otherwise.

(l)          Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person, or other person incapable of accepting receipt shall be deemed paid when paid to such person’s guardian, agent or attorney-in-fact under a power of attorney, or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge any liability or obligation of the Board, the Administrator, the Company and any Designated Subsidiary, and all other parties with respect thereto.

(m)          Headings and Captions; Rules of Construction. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan. Whenever used in the Plan, words in the masculine gender shall be deemed to refer to females as well as to males; words in the singular shall be deemed to refer also to the plural; and references to a statute or statutory provision shall be construed as if they referred also to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder. Except where otherwise indicated, references to Sections are references to sections of this Plan.

(n)          Unfunded Status of Plan. The Plan is unfunded and shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any Participant (or beneficiary thereof), on the one hand, and the Company, any Designated Subsidiary, the Board, the Administrator, or any other person, on the other hand.

22.          Consent to Electronic Delivery. By enrolling in and participating in the Plan, each Participant shall:

(a)          Consent and agree to electronic delivery of any documents that the Company may elect to deliver (including, but not limited to, prospectuses, prospectus supplements, account statements, annual and quarterly reports, and all other forms of communications) in connection with the Plan;

(b)          Represent that the Participant understands that, unless earlier revoked by the Participant by giving written notice to the Chief Financial Officer of the Company, the Participant’s consent shall be effective for the duration of the Participant’s participation in the Plan;

(c)          Represent that the Participant understands that the Participant shall have the right at any time to request that the Company deliver written copies of any and all materials referred to above at no charge;

(d)          Consent to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may elect to deliver, and agree that the Participant’s electronic signature is the same as, and shall have the same force and effect as, the Participant’s manual signature; and

(e)          Consent and agree that any such procedures and electronic delivery may be effected by a third party engaged by the Company to provide administrative services related to the Plan.

[END OF DOCUMENT]

PROXY

BK Technologies Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 18, 2025

The stockholder(s) hereby appoint(s) John M. Suzuki and Scott A. Malmanger, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BK Technologies Corporation that the stockholders held of record as of April 22, 2025 and are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. ET on June 18, 2025 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/BKTI/2025 by 11:59 p.m. ET on June 16, 2025. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “About the Annual Meeting.”

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3, 4, AND 5 AND FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

(Continued and to be marked, dated, and signed on the other side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 18, 2025:

The Proxy Statement and our Form 10-K for the year ended December 31, 2024 are available at: https://web.viewproxy.com/BKTI/2025

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR" proposals 2, 3, 4 and 5 and "FOR" each of the nominees for director listed in Proposal 1.

Proposal 1. To elect seven directors to serve one-year terms.

	FOR	WITHHOLD
01) Joshua S. Horowitz	☐	☐
02) R. Joseph Jackson	☐	☐
03) Charles T. Lanktree	☐	☐
04) Ellen O. O'Hara	☐	☐
05) E. Gray Payne	☐	☐
06) Lloyd R. Sams	☐	☐
07) John M. Suzuki	☐	☐

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

→ ☐

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Note: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof as determined in the discretion of the proxies.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date ______________________________

Signature ______________________________

Signature (Joint Owners) ______________________________

VIRTUAL CONTROL NUMBER

→ ☐

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:

Go to www.fcrvote.com/BKTI

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1-866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.